LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                            SHAREHOLDERS FOR THE
                                                     PERIOD ENDED MARCH 31, 2001

Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund

Offering investors the opportunity for as high a level of current interest income that is exempt from federal income taxes as is consistent with preservation of capital

KEMPER NATIONAL TAX-FREE
INCOME SERIES

                                "As interest rates fell and bond prices rose, we
                                         focused on intermediate-term bonds with
                                                 good call protection features."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
MANAGEMENT TEAM
8
PERFORMANCE UPDATE
10
TERMS TO KNOW
11
PORTFOLIO STATISTICS FOR
KEMPER MUNICIPAL BOND FUND
12
PORTFOLIO
STATISTICS FOR
KEMPER
INTERMEDIATE
MUNICIPAL
BOND FUND
13
PORTFOLIO
OF INVESTMENTS FOR
KEMPER
MUNICIPAL BOND FUND
35
PORTFOLIO
OF INVESTMENTS FOR
KEMPER
INTERMEDIATE
MUNICIPAL
BOND FUND
40
FINANCIAL
STATEMENTS
43
FINANCIAL
HIGHLIGHTS
47
NOTES
TO
FINANCIAL
STATEMENTS

AT A GLANCE

 KEMPER MUNICIPAL BOND FUND
 TOTAL RETURNS

 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001 (UNADJUSTED FOR ANY SALES
 CHARGE):
[BAR GRAPH]

                                                  KEMPER MUNICIPAL BOND       KEMPER MUNICIPAL BOND     LIPPER GENERAL MUNICIPAL
KEMPER MUNICIPAL BOND FUND CLASS A                    FUND CLASS B                FUND CLASS C           DEBT CATEGORY AVERAGE*
----------------------------------                ---------------------       ---------------------     ------------------------
6.89                                                      6.51                        6.56                        6.30

 KEMPER INTERMEDIATE MUNICIPAL
 BOND FUND TOTAL RETURNS
[BAR GRAPH]

                                                    KEMPER INTERMEDIATE         KEMPER INTERMEDIATE         LIPPER INTERMEDIATE
                                                    MUNICIPAL BOND FUND         MUNICIPAL BOND FUND       MUNICIPAL DEBT CATEGORY
KEMPER INTERMEDIATE MUNICIPAL BOND FUND CLASS A           CLASS B                     CLASS C                    AVERAGE*
-----------------------------------------------     -------------------         -------------------       -----------------------
4.72                                                       4.32                        4.29                        5.59

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.
 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/01   9/30/00
 .........................................................
    KEMPER MUNICIPAL BOND FUND
    CLASS A                         $10.04     $9.63
 .........................................................
    KEMPER MUNICIPAL BOND FUND
    CLASS B                         $10.02     $9.60
 .........................................................
    KEMPER MUNICIPAL BOND FUND
    CLASS C                         $10.06     $9.64
 .........................................................

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/01   9/30/00
 .........................................................
    KEMPER INTERMEDIATE MUNICIPAL
    BOND FUND CLASS A               $10.23     $9.97
 .........................................................
    KEMPER INTERMEDIATE MUNICIPAL
    BOND FUND CLASS B               $10.23     $9.97
 .........................................................
    KEMPER INTERMEDIATE MUNICIPAL
    BOND FUND CLASS C               $10.23     $9.97
 .........................................................

 KEMPER MUNICIPAL BOND FUND
 LIPPER RANKINGS AS OF 3/31/01*
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GENERAL MUNICIPAL DEBT CATEGORY

                        CLASS A    CLASS B    CLASS C
 ..........................................................
    1-YEAR              #56 of     #150 of    #142 of
                       273 funds  273 funds  273 funds
 ..........................................................
    5-YEAR              #30 of     #122 of    #120 of
                       186 funds  186 funds  186 funds
 ..........................................................
    10-YEAR            #11 of 85
                         funds       n/a        n/a
 ..........................................................
    15-YEAR            #8 of 53
                         funds       n/a        n/a
 ..........................................................
    20-YEAR            #8 of 32
                         funds       n/a        n/a
 ..........................................................

 KEMPER INTERMEDIATE MUNICIPAL BOND
 FUND LIPPER RANKINGS AS OF 3/31/01*
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER INTERMEDIATE MUNICIPAL DEBT
 CATEGORY

                     CLASS A    CLASS B     CLASS C
 .........................................................
    1-YEAR           #101 of    #113 of     #115 of
                    119 funds  119 funds   119 funds
 .........................................................
    3-YEAR           #84 of     #108 of     #107 of
                    113 funds  113 funds   113 funds
 .........................................................
    5-YEAR           #68 of    #98 of 100  #96 of 100
                    100 funds    funds       funds
 .........................................................

 DIVIDEND AND YIELD REVIEW
 THE FOLLOWING TABLES SHOW PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUNDS AS OF MARCH 31, 2001.

 KEMPER MUNICIPAL BOND FUND

                                   CLASS A   CLASS B   CLASS C
 ..................................................................
    SIX-MONTHS INCOME:              $0.25     $0.21     $0.21
 ..................................................................
    MARCH DIVIDEND:                 $0.05     $0.04     $0.04
 ..................................................................
    ANNUALIZED DISTRIBUTION RATE:+  5.65%     4.72%     4.70%
 ..................................................................
    SEC YIELD:+                     3.90%     3.25%     3.25%
 ..................................................................
    TAX EQUIVALENT YIELD:           8.98%     7.50%     7.47%
 ..................................................................
    BASED ON A MARGINAL FEDERAL INCOME TAX RATE OF 37.1%
 ..................................................................

 KEMPER INTERMEDIATE MUNICIPAL
 BOND FUND

                                   CLASS A   CLASS B   CLASS C
 ..................................................................
    SIX-MONTHS INCOME:              $0.22     $0.18     $0.18
 ..................................................................
    MARCH DIVIDEND:                 $0.04     $0.03     $0.03
 ..................................................................
    ANNUALIZED DISTRIBUTION RATE:+  4.58%     3.71%     3.71%
 ..................................................................
    SEC YIELD:+                     3.11%     2.43%     2.43%
 ..................................................................
    TAX EQUIVALENT YIELD:           7.29%     5.89%     5.89%
 ..................................................................
    BASED ON A MARGINAL FEDERAL INCOME TAX RATE OF 37.1%
 ..................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON MARCH 31, 2001. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED MARCH 31, 2001, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. TAX EQUIVALENT YIELD IS BASED ON THE FUND'S YIELD AND A MARGINAL FEDERAL INCOME TAX RATE OF 37.1%. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND FOR SOME INVESTORS, A PORTION MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.


DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and wealth has evaporated as a bear strides down Wall Street.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and a bit above 2 percent for 2002. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. Fourth quarter 2000 Standard & Poor's (S&P) operating earnings were down 2 percent compared to a year ago, their first dip since 1998. More importantly, when CEOs confessed to missing their fourth quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 6.5 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 78 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street is suffering its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                            NOW(4/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                            ------------           ------------            ----------            -----------
10-year Treasury rate1                          5.10                   5.70                   6.00                   5.20
Prime rate2                                     7.75                   9.50                   9.00                   7.75
Inflation rate3*                                3.00                   3.50                   3.80                   1.70
The U.S. dollar4                                9.20                  11.30                   1.10                  -0.50
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                        0.90                   6.10                   5.80                   3.70
Employment growth6                              0.50                   1.80                   2.50                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 3/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.



own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although we expect sales to slump once car makers cut back on incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first two months of this year (the latest data available from the Bureau of Economic Analysis compared to less than $10 billion in the first two months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. As long as we get a substantial tax cut -- and soon! -- shoppers will probably stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume actually declined in the final quarter of 2000, and we've trimmed this year's export growth estimate to 3 percent to 4 percent from the 7 percent to 8 percent we thought likely three months ago. With imports still pouring in, trade will likely be a drag on U.S. growth in 2001 and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link

ECONOMIC OVERVIEW

in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF APRIL 25, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.SCUDDER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

MANAGEMENT TEAM

                     KEMPER NATIONAL TAX-FREE INCOME SERIES

                           PORTFOLIO MANAGEMENT TEAM

[ELEANOR R. BRENNAN PHOTO]
ELEANOR R. BRENNAN IS CO-LEAD PORTFOLIO MANAGER OF KEMPER MUNICIPAL BOND FUND AND A CHARTERED FINANCIAL ANALYST. SHE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN MARCH 1995 AND IS A SENIOR VICE PRESIDENT. PRIOR TO JOINING ZURICH SCUDDER INVESTMENTS, MS. BRENNAN WAS AN ASSISTANT PORTFOLIO MANAGER FOR AN UNAFFILIATED INVESTMENT MANAGEMENT FIRM FROM 1991 TO 1995.

[PHILIP G. CONDON PHOTO]
PHILIP G. CONDON IS CO-LEAD PORTFOLIO MANAGER OF KEMPER MUNICIPAL BOND FUND. HE JOINED ZURICH SCUDDER INVESTMENTS IN 1983 AND IS A MANAGING DIRECTOR.

[ASHTON P. GOODFIELD PHOTO]
ASHTON P. GOODFIELD HAS BEEN A LEAD PORTFOLIO MANAGER OF KEMPER INTERMEDIATE MUNICIPAL BOND FUND SINCE MARCH 1998. A SENIOR VICE PRESIDENT AND CHARTERED FINANCIAL ANALYST, MS. GOODFIELD JOINED ZURICH SCUDDER INVESTMENTS IN 1986.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

THE MUNICIPAL BOND MARKET PROVIDED EXCELLENT RETURNS DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2001, AMID A BACKDROP OF FALLING INTEREST RATES, EBBING ECONOMIC GROWTH AND A VOLATILE STOCK MARKET. KEMPER NATIONAL MUNICIPAL BOND FUNDS' STRONG RETURNS REFLECTED THIS FAVORABLE ENVIRONMENT. BELOW, THE MANAGEMENT TEAM DISCUSSES MARKET AND FUND PERFORMANCE.

Q     HOW DID THE MUNICIPAL BOND MARKET AND KEMPER'S TWO
NATIONAL TAX-FREE FUNDS PERFORM DURING THE FIRST HALF OF THE FISCAL YEAR?

A     The six-month period ended March 31, 2001, was an exceptionally strong time for Kemper Municipal Bond Fund. The fund's 6.89 percent return for the period (A shares unadjusted for sales charges) surpassed that of both its unmanaged benchmark -- the Lehman Brothers Municipal Bond Index -- which rose
6.69 percent, and the 6.30 percent return of the average fund in Lipper's General Municipal Debt Funds category. Kemper Intermediate Municipal Bond Fund provided a 4.72 percent total return for the six months ended March 31 (A shares unadjusted for sales charges). This was less than the 5.59 percent return of the average fund in the Lipper Intermediate Municipal Debt Funds category. We attribute these unsatisfactory results to the fund's relatively small size within a market segment that tends to reward funds that enjoy economies of scale.

  Between September 30 and March 31, U.S. economic growth slowed sharply, and this set the stage for falling interest rates and rising bond prices. The Federal Reserve slashed interest rates three times in the first quarter of 2000: a surprise 50-basis-point cut on January 3, an additional 50-basis-point cut on January 31 and still another 50-basis-point cut in mid-March. Investors took the Fed's action as proof that the economy's growth was ebbing, which intensified a decline in rates across the spectrum of maturities in the municipal market. Overall, yields on 15- to 30-year bonds fell 32-35 basis points, five-year bonds declined 57 basis points, and 10-year bond yields declined 37 basis points. Shorter maturities delivered the biggest yield changes, with yields on two-year bonds down 75 basis points. The yield curve steepened for shorter maturities and was stable for bonds of greater than 10-year maturity.

  Another factor helping municipal bonds since last autumn is that credit quality has remained a relatively mild concern compared with taxable corporate bonds. In fact, municipal credit quality generally improved in calendar year 2000, with 602 municipal bonds upgraded, far outnumbering the 114 downgrades, according to Moody's Investors Service.

  Finally, the period was marked by a shattering of equity investor confidence. The Standard & Poor's 500 index, an unmanaged group of large-company stocks, tumbled 11.93 percent during the six-month period ended March 31, while the Nasdaq Composite Index, a multicap group of stocks dominated by the technology sector, lost nearly half its value. With attractive after-tax income and total return potential, the municipal bond world offered a sea of tranquility in the worst equity market tempest in a decade.

Q     LOWER INTEREST RATES OFTEN PROMPT CONSUMERS TO REFINANCE THEIR DEBT. WAS
THIS TRUE FOR MUNICIPALITIES DURING THE PAST SIX MONTHS?

A     Yes. Municipal refinancing activity -- known as refunding -- rose 300 percent during the first three months of calendar year 2001 compared with the same period a year earlier. That in turn contributed to a 43 percent increase in the supply of new municipal bonds coming to market. Fortunately, investor demand was equally robust, and the municipal bond market easily absorbed the supply and provided solid performance.

Q     HOW WERE THE FUNDS POSITIONED DURING THE SIX MONTHS ENDED MARCH 31?

A     Within Kemper Municipal Bond Fund, as interest rates fell and bond prices rose, we focused on intermediate-term bonds with good call protection features. Long-term interest rates had declined significantly as a result of dwindling supply in the Treasury market, the federal government's debt buyback program and a slowing U.S. economy. For these reasons, intermediate-maturity bonds (those between 5 and 15 years) represented the best value, in our opinion. And as we stated earlier, the intermediate part of the curve performed well relative to the long end of the curve during the last six months.

  As refinancing activity rose, call protection became more desirable.

PERFORMANCE UPDATE

So, we aimed much of our trading at increasing the call protection of the portfolios to help lock in higher yields as long as possible. Overall, we were able to pick our spots well and boost the portfolios' call protection without giving up much in the way of income.

Q     WILL YOU ELABORATE ON KEMPER INTERMEDIATE MUNICIPAL BOND FUND'S
UNDERPERFORMANCE?

A     In addition to size, a strong factor affecting results was the portfolio's exposure to the health care sector, particularly hospital bonds. These are higher-yielding bonds and, as such, are more susceptible to credit concerns. During much of the period, a lack of investor interest in higher-yielding bonds, coupled with regulatory concerns, acted to widen credit spreads to a certain extent in the hospital sector, but we believe most of the turbulence is past, and the bonds are starting to perform better now. Generally speaking, health care service providers are enjoying as strong a pricing environment as they've had in years. We hold hospital bonds to help deliver a more attractive yield, which is typically a challenge with intermediate municipal bonds because liquidity of higher-yielding bonds is more limited than in some other sectors.

Q     CALIFORNIA HAS EXPERIENCED A POWER SUPPLY CRISIS IN RECENT MONTHS, AND ITS
UTILITY BONDS HAVE SUFFERED AS A RESULT. DID THIS AFFECT EITHER OF THE MUNICIPAL BOND PORTFOLIOS?

A     As of March 31, each fund had less than 5 percent of net assets invested in California municipal bonds. While high power prices and the resulting political fallout has generated investor concern about California's municipal finances, one bright spot is that yields were at their most attractive level on a relative basis in more than a year. We believe that, given the right leadership, California has the potential to resolve its power crisis without seriously jeopardizing the state's credit quality, so there may be a buying opportunity for selected municipal securities.

Q     DO YOU THINK A POSSIBLE REDUCTION IN FEDERAL INCOME TAX RATES LATER THIS
YEAR WILL AFFECT THE MUNICIPAL BOND MARKET?

A     We do not believe the pending tax legislation in Congress would have a major effect on the attractiveness of municipal bonds. As of March 31, 2001, municipal bonds generally provided an attractive yield relative to comparable-maturity Treasuries. In our view, because federal and, in some cases, state taxes are so high, even investors in the 15 percent tax bracket have the potential to benefit from higher after-tax returns from municipal bond investments than from comparable-quality taxable bonds. Therefore, even if a tax-reform package should reduce the 39 percent federal income tax rate to 33 percent, or the 31 percent rate to 28 percent, municipal bonds would still be a compelling investment opportunity for most middle-income taxpayers, especially given the volatile equity market conditions we've seen during the past two years.

Q     MANY ECONOMISTS ARE ANTICIPATING A SIGNIFICANT ECONOMIC SLOWDOWN FOR 2001.
WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET SHOULD THIS OCCUR?

A     We believe many municipal bonds should continue to be attractive in an economic slowdown. Most municipal bonds generally offer investors investment-grade credit characteristics, especially state general obligation bonds and revenue bonds that depend on less cyclical sources of revenue. Even in a recession, people still use toll highways, sewers and electricity, want high-quality schools and colleges for their children and want to keep their own job skills up-to-date. Generally, we believe certain industrial development bonds and some municipalities that depend heavily on sales tax revenue are likely to be most affected by the weakness we are seeing in the U.S. economy, and we will keep a close eye on municipal finances in the coming months.

 AAA-RATED GENERAL OBLIGATION MUNICIPAL BOND YIELDS VS. TREASURY YIELDS MARCH 31, 2001

                                                                  AAA
    MATURITY                                                      GO'S           TREASURIES
-----------------------------------------------------------------------------------------------
    1 YEAR                                                        3.21%             4.16%
 ...............................................................................................
    3 YEARS                                                       3.52              4.38
 ...............................................................................................
    5 YEARS                                                       3.75              4.58
 ...............................................................................................
    10 YEARS                                                      4.29              4.89
 ...............................................................................................
    20 YEARS                                                      4.97              5.73
 ...............................................................................................
    30 YEARS                                                      5.03              5.43
 ...............................................................................................

SOURCE: BLOOMBERG BUSINESS NEWS. THE ABOVE YIELDS ARE NOT INTENDED TO REPRESENT THE YIELDS OF ANY MUTUAL FUND OFFERED BY ZURICH SCUDDER INVESTMENTS.

TERMS TO KNOW

BOND RATING A grade assigned by a credit-rating agency to a corporate or municipal debt security, based on the borrower's expected ability to repay. The higher the grade, the lower the interest rate a borrower will usually pay. The two major credit-rating firms are Moody's Investors Service, Inc. and Standard & Poor's.

CALL PROTECTION Many long-term municipal bonds have a provision that allows them to be called by the issuer, or paid off well ahead of the maturity date. Issuers typically will call a bond when interest rates have declined, as they can reissue the debt at lower rates and thus save a substantial amount of money (much as a home owner will refinance a mortgage when mortgage rates drop). When a manager increases call protection, he or she is buying bonds with call dates further in the future, thus protecting the portfolio from having a large number of bonds called, which would reduce the fund's earning power.

REVENUE BOND INDEX (RBI) The RBI is the average yield on 25 revenue bonds with 30-year maturities generally rated single "A," compiled by THE BOND BUYER, a daily newspaper that reports on the municipal bond market.

YIELD CURVE A graphic representation of the bond yields of varying maturities at a particular instant in time. Normally, long-maturity bonds yield more than short-maturity bonds, leading to a positively sloped yield curve. A steepening yield curve means that the difference between short rates and long rates has increased. A flat yield curve means that short and long bonds have similar yields. An inverted yield curve means short bonds are yielding more than long bonds. Fund managers use the yield curve to spot inconsistencies and opportunities among bonds of differing maturities, and to anticipate what the market expects in the future.

PORTFOLIO STATISTICS

KEMPER MUNICIPAL BOND FUND

    PORTFOLIO COMPOSITION*             ON 3/31/01              ON 9/30/00
--------------------------------------------------------------------------------
    REVENUE BONDS                          60%                     69%
 ................................................................................
    U.S. GOVERNMENT SECURED                19                      15
 ................................................................................
    GENERAL OBLIGATION BONDS               21                      16
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

QUALITY                                ON 3/31/01              ON 9/30/00
--------------------------------------------------------------------------------
    AAA                                    64%                     68%
 ................................................................................
    AA                                     13                      13
 ................................................................................
    A                                       7                       6
 ................................................................................
    BBB                                     7                       7
 ................................................................................
    BB                                      0                       1
 ................................................................................
    NOT RATED                               9                       5
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

YEARS TO MATURITY                      ON 3/31/01              ON 9/30/00
--------------------------------------------------------------------------------
    1-10 YEARS                             60%                     54%
 ................................................................................
    11-20 YEARS                            32                      36
 ................................................................................
    21+ YEARS                               8                      10
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

INTEREST RATE SENSITIVITY           ON 3/31/01               ON 9/30/00
-------------------------------------------------------------------------------
    AVERAGE MATURITY                 9.8 years               13.1 years
 ...............................................................................
    AVERAGE DURATION                 7.3 years                7.8 years
-------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

KEMPER INTERMEDIATE MUNICIPAL BOND FUND

    PORTFOLIO COMPOSITION*             ON 3/31/01              ON 9/30/00
--------------------------------------------------------------------------------
    REVENUE BONDS                          55%                     65%
 ................................................................................
    U.S. GOVERNMENT SECURED                26                      19
 ................................................................................
    GENERAL OBLIGATION BONDS               19                      15
 ................................................................................
    CASH AND EQUIVALENTS                    0                       1
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

QUALITY                                ON 3/31/01              ON 9/30/00
--------------------------------------------------------------------------------
    AAA                                    59%                     61%
 ................................................................................
    AA                                     19                      18
 ................................................................................
    A                                       1                       1
 ................................................................................
    BBB                                    13                      13
 ................................................................................
    NOT RATED                               8                       7
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

YEARS TO MATURITY                      ON 3/31/01              ON 9/30/00
--------------------------------------------------------------------------------
    1-10 YEARS                             82%                     78%
 ................................................................................
    11-20 YEARS                            18                      22
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

INTEREST RATE SENSITIVITY            ON 3/31/01               ON 9/30/00
-------------------------------------------------------------------------------
    AVERAGE MATURITY                 6.1 years                4.8 years
 ...............................................................................
    AVERAGE DURATION                 6.6 years                4.9 years
-------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER MUNICIPAL BOND FUND
Portfolio of Investments at March 31, 2001 (Unaudited)

    SHORT-TERM MUNICIPAL INVESTMENTS--.02%                                          PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------

    ALABAMA                            Phenix County, AL, Industrial Development
                                         Board of Environmental Impact Revenue,
                                         Mead Coated Board Project, Series A,
                                         Daily Demand Note, 3.950%, 06/01/2028*      $    1,000,000    $    1,000,000
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    UTAH                               Salt Lake County, UT, Pollution Control
                                         Revenue, Variable Rate, 3.750%,
                                         02/01/2008*                                      1,000,000         1,000,000
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    WASHINGTON                         Washington Health Care Facilities Authority
                                         1985 Series C, Variable Rate Daily Demand
                                         Note, 3.800%, 10/01/2005*                        1,200,000         1,200,000
                                       Washington Healthcare Facilities Authority,
                                         Series 1985-E VRDN, 3.800%, 10/01/2005*          1,100,000         1,100,000
                                       ----------------------------------------------------------------------------------
                                                                                                            2,300,000
                                       ----------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                                       (Cost $4,300,000)                                                    4,300,000
                                       ----------------------------------------------------------------------------------
    LONG-TERM MUNICIPAL INVESTMENTS--99.8%
-------------------------------------------------------------------------------------------------------------------------

    ALABAMA                            Birmingham, AL, Jefferson Civic Center,
                                         Special Tax Revenue, 7.400%, 01/01/2008
                                         (c)                                             12,000,000        12,032,160
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    ALASKA                             Anchorage, AK, Electric Utilities Revenue,
                                         6.500%, 12/01/2015 (c)                           5,000,000         6,002,000
                                       North Slope Borough, AK, General
                                         Obligation, Series 1997A, Zero Coupon,
                                         06/30/2008 (c)                                  11,000,000         8,011,960
                                       ----------------------------------------------------------------------------------
                                                                                                           14,013,960
-------------------------------------------------------------------------------------------------------------------------

    ARIZONA                            Coconino County, AZ, Industrial Development
                                         Authority, Health Care Institution
                                         Revenue, Guidance Center Income Project,
                                         Prerefunded 06/01/2001, 9.250%,
                                         06/01/2011 (b)                                     515,000           529,266
                                       Phoenix, AZ, General Obligation,
                                         07/01/2002, 6.375%, 07/01/2013                   7,400,000         7,793,014
                                       Phoenix, AZ, Street & Highway User Revenue,
                                         Prerefunded 07/01/2002, 6.250%,
                                         07/01/2011 (b)(c)                               10,000,000        10,530,100
                                       ----------------------------------------------------------------------------------
                                                                                                           18,852,380
-------------------------------------------------------------------------------------------------------------------------

    ARKANSAS                           Jonesboro, AR, Residential Housing,
                                         Revenue, St. Bernards Regional Medical
                                         Center, Series A, 5.800%, 07/01/2012 (c)         4,025,000         4,357,385
                                       North Little Rock, AR, Electric Revenue,
                                         Series A, 6.500%, 07/01/2010 (c)                19,750,000        23,143,445
                                       North Little Rock, AR, Electric Revenue,
                                         Series A, 6.500%, 07/01/2015 (c)                13,080,000        15,648,258
                                       ----------------------------------------------------------------------------------
                                                                                                           43,149,088

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------

    CALIFORNIA                         Foothill/Eastern Corridor Agency, CA, Toll
                                         Road Revenue, Series A, Prerefunded
                                         01/01/2010, 6.000%, 01/01/2016 (b)          $   20,400,000    $   23,394,720
                                       Foothill/Eastern Corridor Agency, CA, Toll
                                         Road Revenue, Series A, Prerefunded
                                         01/01/2007, 6.500%, 01/01/2032 (b)              19,975,000        22,953,872
                                       Foothill/Eastern Corridor Agency, CA, Toll
                                         Road Revenue, Series A, Prerefunded
                                         01/01/2007, 6.000%, 01/01/2034 (b)               8,400,000         9,440,928
                                       Foothill/Eastern Corridor Agency, CA, Toll
                                         Road Revenue, Series A, Zero Coupon,
                                         01/01/2017***                                    5,000,000         2,277,400
                                       Los Angeles County, CA, Metropolitan
                                         Transportation Authority Sales Tax
                                         Revenue, 5.250%, 07/01/2018                      7,470,000         7,736,081
                                       Murrieta Valley, CA, University School
                                         District, General Obligation, Series A,
                                         Zero Coupon, 09/01/2014 (c)                      4,235,000         2,227,695
                                       San Diego, CA Industrial Development
                                         Revenue, 4.010%, 09/01/2019 (c)**                4,295,000         4,295,000
                                       San Diego, CA, Industrial Development
                                         Revenue, 6.256%, 09/01/2019**                    7,300,000         7,973,352
                                       San Diego, CA, Unified School District,
                                         General Obligation, Series A, Zero
                                         Coupon, 07/01/2014 (c)                           3,420,000         1,825,151
                                       San Joaquin Hills, CA, Transportation,
                                         Revenue, Series A, Zero Coupon,
                                         01/15/2013 (c)                                  35,295,000        20,256,153
                                       San Joaquin Hills, CA, Transportation,
                                         Revenue, Series A, Zero Coupon,
                                         01/15/2014 (c)                                  14,905,000         8,059,283
                                       State of California, General Obligation,
                                         5.750%, 05/01/2010                              10,000,000        11,180,400
                                       Ukiah, CA, Unified School District, Zero
                                         Coupon, 08/01/2015 (c)                           2,000,000           998,440
                                       ----------------------------------------------------------------------------------
                                                                                                          122,618,475
-------------------------------------------------------------------------------------------------------------------------

    COLORADO                           Arapahoe County, CO, Capital Improvements,
                                         Revenue, Series E, Prerefunded 8/31/2005,
                                         7.000%, 08/31/2026 (b)                          25,525,000        29,641,162
                                       Arapahoe E-470 Public Highway, Zero Coupon,
                                         09/01/2020 (c)                                   7,000,000         2,515,590
                                       Colorado, Health Facilities Authority
                                         Revenue, 6.500%, 11/15/2031                      1,500,000         1,493,925
                                       Colorado Health Facilities Authority
                                         Revenue, Covenant Retirement Community
                                         Project, 6.750%, 12/01/2015                      1,750,000         1,830,360
                                       Colorado Health Facilities Authority
                                         Revenue, Covenant Retirement Community
                                         Project, 6.750%, 12/01/2025                      4,150,000         4,285,249
                                       Colorado Public Highway Authority Revenue,
                                         Series A, 5.750%, 09/01/2014 (c)                14,700,000        16,464,441
                                       Colorado Public Highway Authority Revenue,
                                         Series B, Zero Coupon, 09/01/2014 (c)           11,295,000         5,852,504
                                       Colorado Public Highway Authority Revenue,
                                         Series B, Zero Coupon, 09/01/2015 (c)           21,500,000        10,474,155
                                       Colorado Public Highway Authority Revenue,
                                         Series B, Zero Coupon, 09/01/2017 (c)            5,000,000         2,155,750
                                       Colorado Public Highway Authority Revenue,
                                         Series B, Zero Coupon, 09/01/2018 (c)           20,560,000         8,336,258
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, 7.400%, 11/15/2005            1,250,000         1,395,875

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, 7.500%, 11/15/2006       $    1,000,000    $    1,123,070
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, Prerefunded
                                         11/15/2002, 7.500%, 11/15/2012 (b)               5,940,000         6,447,395
                                       Denver, CO, City and County Airport
                                         Revenue, Series B, 7.250%, 11/15/2012           12,715,000        13,563,853
                                       Denver, CO, City and County Airport
                                         Revenue, Series B, Prerefunded
                                         11/15/2002, 7.250%, 11/15/2012 (b)               3,260,000         3,521,876
                                       Denver, CO, City and County Airport
                                         Revenue, Series C, 6.750%, 11/15/2022            5,180,000         5,467,179
                                       Denver, CO, City and County Airport
                                         Revenue, Series C, Prerefunded
                                         11/15/2002, 6.750%, 11/15/2022 (b)               1,380,000         1,480,712
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, Prerefunded
                                         11/15/2001, 8.750%, 11/15/2023 (b)               2,120,000         2,233,356
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, Prerefunded
                                         11/15/2004, 7.500%, 11/15/2023 (b)               1,240,000         1,423,086
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, Prerefunded
                                         11/15/2002, 7.250%, 11/15/2025 (b)               2,750,000         2,974,098
                                       Denver, CO, City and County Airport
                                         Revenue, Revenue, Series A, 8.750%,
                                         11/15/2023                                       5,880,000         6,154,243
                                       Denver, CO, City and County Airport
                                         Revenue, Series A, 7.500%, Revenue
                                         11/15/2023                                       5,945,000         6,647,877
                                       Denver, CO, City and County School
                                         Districts, General Obligation, Series A,
                                         6.500%, 06/01/2010                               3,225,000         3,775,056
                                       Denver, CO, City and County School
                                         Districts, General Obligation, Series A,
                                         6.500%, 12/01/2010                               3,000,000         3,536,940
                                       Douglas County, CO, School District,
                                         General Obligation, 7.000%, 12/15/2013
                                         (c)                                             10,000,000        12,415,300
                                       Douglas County, CO, School District,
                                         General Obligation, Series A, 6.500%,
                                         12/15/2016 (c)                                     715,000           785,921
                                       E-470 Public Highway Authority, Zero
                                         Coupon, 09/01/2019 (c)                          36,500,000        13,926,575
                                       E-470 Public Highway Authority, Revenue,
                                         Zero Coupon, 09/01/2024 (c)                     30,000,000         8,593,800
                                       E-470 Public Highway Authority, Revenue,
                                         Zero Coupon, 09/01/2025 (c)                     20,000,000         5,418,400
                                       E-470 Public Highway Authority, Revenue,
                                         Zero Coupon, 09/01/2034                         15,200,000         1,302,184
                                       Metropolitan Football Stadium, 01/01/2008
                                         (c)                                             42,000,000        31,387,860
                                       Metropolitan Football Stadium, 01/01/2009
                                         (c)                                             17,150,000        12,182,846
                                       Metropolitan Football Stadium, 01/01/2010
                                         (c)                                              8,000,000         5,391,360
                                       ----------------------------------------------------------------------------------
                                                                                                          234,198,256
-------------------------------------------------------------------------------------------------------------------------

    CONNECTICUT
                                       Bridgeport, CT, Series A, 6.000%,
                                         07/15/2014 (c)                                   5,535,000         6,171,414
                                       Connecticut Special Tax Obligation
                                         Transportation Special Tax Series 10,
                                         5.500%, 09/01/2013                               7,480,000         8,215,957

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Connecticut State General Obligation Series
                                         B, 5.750%, 06/15/2013                       $   11,260,000    $   12,539,699
                                       Connecticut State General Obligation Series
                                         B, 5.875%, 06/15/2014                            5,000,000         5,595,250
                                       Greenwich, CT, Housing Authority Revenue,
                                         Series A, 6.350%, 09/01/2027                     2,640,000         2,507,340
                                       State of Connecticut, 6.000%, 03/15/2012***          170,000           194,640
                                       State of Connecticut, 6.000%, 03/15/2012           7,130,000         8,163,422
                                       ----------------------------------------------------------------------------------
                                                                                                           43,387,722
-------------------------------------------------------------------------------------------------------------------------

    DISTRICT OF COLUMBIA               District of Columbia, General Obligation,
                                         7.210%, 06/01/2012**                            20,620,000        23,799,810
                                       District of Columbia, General Obligation,
                                         Series B, Prerefunded 06/01/2002, 6.300%,
                                         06/01/2010 (b)                                   4,500,000         4,743,810
                                       District of Columbia Redevelopment Land
                                         Agency, Revenue, Series 1996, 5.625%,
                                         11/01/2010                                       3,280,000         3,311,258
                                       District of Columbia Water & Sewer
                                         Authority, Series 13, 8.190%,
                                         10/01/2012**                                     1,210,000         1,540,548
                                       District of Columbia Water & Sewer
                                         Authority, Series 14, 8.190%,
                                         10/01/2011**                                     1,970,000         2,511,001
                                       District of Columbia Water & Sewer
                                         Authority, Series 15, 8.190%,
                                         10/01/2013**                                     3,565,000         4,525,304
                                       District of Columbia Water & Sewer
                                         Authority, Series 16, 8.190%,
                                         10/01/2014**                                     2,750,000         3,475,588
                                       ----------------------------------------------------------------------------------
                                                                                                           43,907,319
-------------------------------------------------------------------------------------------------------------------------

    FLORIDA                            Broward County, FL, Resource Recovery Waste
                                         Energy Company, Revenue, 7.950%,
                                         12/01/2008                                       7,665,000         7,823,282
                                       Florida State Department of Environmental
                                         Protection Preservation Revenue, 5.750%,
                                         07/01/2012 (c)                                  10,000,000        11,192,500
                                       Florida State Board of Education Lottery
                                         Revenue, Series A, 5.750%, 07/01/2012 (c)        6,530,000         7,308,703
                                       Highlands County, FL, Health Facilities
                                         Authority Revenue, Adventist Health
                                         Systems, 5.250%, 11/15/2028                      5,300,000         4,484,277
                                       Hillsborough County, FL, Industrial
                                         Development Authority, Revenue, Tampa
                                         Electric Project, 8.000%, 05/01/2022            10,000,000        10,638,300
                                       Jacksonville, FL, Health Facilities A,
                                         Revenue, 11.500%, 10/01/2012***                     85,000           138,537
                                       Jacksonville, FL, Health Facilities A,
                                         Revenue, Prerefunded 10/01/2003, 11.500%,
                                         10/01/2012 (b)                                      10,000            11,910
                                       Jacksonville, FL, Health Facilities A,
                                         Revenue, Prerefunded 10/01/2004, 11.500%
                                         10/01/2012 (b)                                      35,000            44,042
                                       Jacksonville, FL, Health Facilities A,
                                         Revenue, Prerefunded 10/01/2005, 11.500%
                                         10/01/2012 (b)                                      40,000            52,801
                                       Jacksonville, FL, Health Facilities A,
                                         Revenue, Prerefunded 10/01/2006, 11.500%
                                         10/01/2012 (b)                                      15,000            20,663
                                       Lee County, FL, Airport Revenue, Series 14,
                                         8.180%, 10/01/2013**                             3,960,000         4,853,970
                                       Lee County, FL, Airport Revenue, Series 14,
                                         8.430%, 10/01/2015**                             1,500,000         1,845,150

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Lee County, FL, Airport Revenue, Series 14,
                                         8.180%, 10/01/2020**                        $    1,410,000    $    1,657,864
                                       Miami-Dade County, FL, Revenue, Series A,
                                         Zero Coupon, 10/01/2014 (c)                      2,195,000         1,118,616
                                       Miami-Dade County, FL, Special Obligation,
                                         Refunded, Series A, Zero Coupon,
                                         10/01/2022 (c)                                   7,000,000         2,141,370
                                       Orange County, FL, 5.375%, 10/01/2018 (c)          6,010,000         6,200,217
                                       Orange County, FL, Health Facilities,
                                         Revenue, 6.250%, 10/01/2016 (c)***                 710,000           829,770
                                       Orange County, FL, Health Facilities,
                                         Revenue, 6.250%, Orange County Health
                                         Unrefunded 10/01/2016 (c)                          290,000           337,174
                                       Orange County, FL, Health Facilities
                                         Authority, Revenue, Orlando Regional
                                         Healthcare, 6.250%, 10/01/2021 (c)               6,000,000         6,942,360
                                       Orlando, FL, Utilities Commission Water and
                                         Electricity, Revenue, 6.750%, 10/01/2017         3,500,000         4,223,450
                                       Palm Beach County, FL, Solid Waste
                                         Authority Revenue, Series A, Zero Coupon,
                                         10/01/2013 (c)                                  20,000,000        11,113,800
                                       Sunrise, FL, Utilities System Revenue,
                                         Refunded, 5.500%, 10/01/2018 (c)                10,000,000        10,816,400
                                       ----------------------------------------------------------------------------------
                                                                                                           93,795,156
-------------------------------------------------------------------------------------------------------------------------

    GEORGIA                            Atlanta, GA, Airport Revenue, General
                                         Obligation, Series B, 5.750%, 01/01/2010
                                         (c)                                              4,240,000         4,627,621
                                       Atlanta, GA, Airport Revenue, General
                                         Obligation, Series B, 5.750%, 01/01/2011
                                         (c)                                              1,590,000         1,736,487
                                       Atlanta, GA, Water & Wastewater Revenue,
                                         Series A, 5.500%, 11/01/2019 (c)                13,000,000        13,985,140
                                       Chatham County, GA, School District,
                                         General Obligation, Prerefunded
                                         08/01/2001, 6.150%, 08/01/2010 (b)               7,300,000         7,517,686
                                       Fulton County, GA, Housing Authority
                                         Single, Revenue, 6.550%, 03/01/2018                175,000           181,221
                                       Fulton County, GA, Housing Authority
                                         Single, Revenue, Series A, 6.600%,
                                         03/01/2028                                       2,660,000         2,739,694
                                       Georgia, Municipal Electric Authority,
                                         Power Revenue, Series W, 6.600%,
                                         01/01/2018 (c)***                                  200,000           239,426
                                       Georgia, Municipal Electric Authority,
                                         Power Revenue, 6.600%, 01/01/2018 (c)           11,270,000        13,485,907
                                       Georgia State, Series C, 5.750%, 09/01/2013        4,600,000         5,177,392
                                       Georgia State, Series D, 5.750%, 10/01/2013        5,000,000         5,562,750
                                       Georgia State, General Obligation Series C,
                                         6.000%, 07/01/2011                              13,480,000        15,373,401
                                       State of Georgia, General Obligation,
                                         5.500%, 09/01/2014                               5,485,000         6,018,307
                                       ----------------------------------------------------------------------------------
                                                                                                           76,645,032
-------------------------------------------------------------------------------------------------------------------------

    HAWAII                             State of Hawaii, General Obligation, Series
                                         C, 5.750%, 09/01/2014                            5,000,000         5,459,000
                                       State of Hawaii, General Obligation, Series
                                         C, 5.800%, 09/01/2015                            5,000,000         5,442,600
                                       ----------------------------------------------------------------------------------
                                                                                                           10,901,600
-------------------------------------------------------------------------------------------------------------------------

    ILLINOIS                           Chicago, IL, Series A, Zero Coupon,
                                         01/01/2013 (c)                                   6,250,000         3,493,938
                                       Chicago, IL, Capital Appreciation, City
                                         Colleges, Zero Coupon, 01/01/2017 (c)           20,000,000         8,881,600

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Chicago, IL, Board of Education,
                                         Certificates of Participation, Series A,
                                         6.250%, 01/01/2009 (c)                      $    6,735,000    $    7,609,136
                                       Chicago, IL, Board of Education, General
                                         Obligation, Chicago School Reform, Series
                                         B, Zero Coupon, 12/01/2009 (c)                   7,615,000         5,151,243
                                       Chicago, IL, Board of Education,
                                         Certificates of Participation, Series A,
                                         6.250%, 01/01/2011 (c)                          10,000,000        11,457,700
                                       Chicago, IL, Board of Education, General
                                         Obligation, Chicago School Reform, Series
                                         A, Zero Coupon, 12/01/2012 (c)                   3,500,000         2,009,945
                                       Chicago, IL, Board of Education, General
                                         Obligation, Chicago School Reform, Series
                                         A, Zero Coupon, 12/01/2014 (c)                   2,000,000         1,016,880
                                       Chicago, IL, Board of Education, General
                                         Obligation, Chicago School Reform,
                                         6.000%, 12/01/2016 (c)                           5,000,000         5,387,600
                                       Chicago, IL, O'Hare International Airport
                                         Revenue, Series A, 6.000%, 01/01/2012            5,000,000         5,163,850
                                       Chicago, IL, O'Hare International Airport,
                                         Special Facilities Revenue, United
                                         Airlines Project, Series 1999 A, 5.350%,
                                         09/01/2016                                       2,000,000         1,770,880
                                       Chicago, IL, Tax Increment Allocation,
                                         Central Station Project, Series A,
                                         Prerefunded 01/01/2005, 8.900%,
                                         01/01/2011 (b)                                   1,445,000         1,534,980
                                       Chicago, IL, Water Revenue, Zero Coupon,
                                         11/01/2012 (c)                                   6,350,000         3,669,348
                                       Cook County, IL, Rites-PA 591, 7.395%,
                                         11/15/2013**                                    10,610,000        14,605,832
                                       Cook County, IL, Capital Improvements,
                                         General Obligation, 6.500%, 11/15/2014
                                         (c)                                             18,560,000        22,088,998
                                       Illinois Development Financial Authority
                                         Revenue, Zero Coupon 01/01/2014                 17,975,000         9,587,146
                                       Illinois Development Financial Authority,
                                         General Obligation, Debt Restructure-East
                                         St Louis, 7.500%, 11/15/2013                     3,750,000         4,171,950
                                       Illinois Development Financial Authority,
                                         Pollution Revenue, Commonwealth Edison
                                         Company Project, Series D, 6.750%,
                                         03/01/2015 (c)                                  16,780,000        18,722,117
                                       Illinois Development Financial Authority
                                         Hospital Revenue, Adventist Health
                                         System, 5.500%, 11/15/2020                      10,000,000         9,189,600
                                       Illinois Health Facilities Authority
                                         Revenue, South Suburban Hospital, 7.000%,
                                         02/15/2009***                                    4,695,000         5,334,741
                                       Illinois Health Facilities Authority
                                         Revenue, South Suburban Hospital,
                                         Prerefunded 02/15/2002, 7.000%,
                                         02/15/2009 (b)                                   3,055,000         3,212,546
                                       Illinois Health Facilities Authority
                                         Revenue, Health Care
                                         Facilities-Northwestern Medical,
                                         Prerefunded 11/15/2004, 6.500%,
                                         11/15/2015 (b)(c)                                3,900,000         4,362,969
                                       Illinois Metropolitan Pier and Exposition
                                         Authority, 12/15/2018 (c)                        6,660,000         2,637,427
                                       Illinois Regional Transportation Authority,
                                         7.738%, 11/01/2021**                            12,900,000        18,598,962
                                       Lake, Cook, Kane and McHenry Counties, IL,
                                         General Obligation, 6.300%, 12/01/2017           1,885,000         2,203,169

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       St. Charles, IL, Multifamily Housing
                                         Revenue, Housing-Wessel Court Project,
                                         7.600%, 04/01/2024                          $    3,610,000    $    3,654,150
                                       University Park, IL, Tax Allocation,
                                         Governors Gateway Industrial Park,
                                         8.500%, 12/01/2011                               2,440,000         2,633,565
                                       Will County, IL, Community Unit School
                                         District, General Obligation, Series B,
                                         Zero Coupon, 11/01/2015                          8,000,000         3,848,640
                                       Will County, IL, Forest Preserves District,
                                         General Obligation, Series B, Zero
                                         Coupon, 12/01/2011 (c)                           4,145,000         2,530,274
                                       Will County, IL, Forest Preserves District,
                                         General Obligation, Series B, Zero
                                         Coupon, 12/01/2012 (c)                           2,480,000         1,427,438
                                       Will County, IL, Forest Preserves District,
                                         General Obligation, Series B, Zero
                                         Coupon, 12/01/2013 (c)                          12,030,000         6,514,847
                                       Will County, IL, Forest Preserves District,
                                         General Obligation, Series B, Zero
                                         Coupon, 12/01/2014 (c)                          10,255,000         5,227,999
                                       ----------------------------------------------------------------------------------
                                                                                                          197,699,470
-------------------------------------------------------------------------------------------------------------------------

    INDIANA                            Indiana Health Facilities Financing
                                         Authority, Hospital Revenue, Fayette
                                         Memorial Hospital Project, 7.200%,
                                         10/01/2022                                       1,800,000         1,801,098
                                       Indiana Transportation Finance Authority,
                                         Highway Revenue, 7.250%, 06/01/2015***             880,000         1,078,713
                                       Indiana Transportation Finance Authority,
                                         Highway Revenue, 7.250%, 06/01/2015              3,120,000         3,873,730
                                       ----------------------------------------------------------------------------------
                                                                                                            6,753,541
-------------------------------------------------------------------------------------------------------------------------

    IOWA                               Iowa Financial Authority, Hospital Facility
                                         Revenue, Trinity Regional Hospital
                                         Project, Prerefunded 07/01/2002, 7.000%,
                                         07/01/2022 (b)                                  12,000,000        12,750,840
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    KANSAS                             Johnson County, KS, Unified School
                                         District, 5.500%, 09/01/2015 (c)                 1,860,000         2,029,818
                                       Kansas Department of Transportation,
                                         5.750%, 09/01/2012                              17,450,000        19,413,649
                                       Kansas Department of Transportation,
                                         5.750%, 09/01/2013                               8,235,000         9,094,487
                                       Overland Park Development Corp., 7.375%,
                                         01/01/2032                                       6,000,000         6,266,700
                                       ----------------------------------------------------------------------------------
                                                                                                           36,804,654
-------------------------------------------------------------------------------------------------------------------------

    KENTUCKY                           Hopkins County, KY, Hospital Revenue,
                                         Trover Clinic Foundation, 6.625%,
                                         11/15/2011 (c)                                   4,000,000         4,157,760
                                       Kentucky Economic Development Authority
                                         Systems, Series C, Zero Coupon,
                                         10/01/2016 (c)                                   6,500,000         5,390,385
                                       Kentucky Economic Development Finance
                                         Authority Health Systems Revenue, Series
                                         C, Zero Coupon, 10/01/2011 (c)                  10,295,000         8,621,136
                                       Kentucky Economic Development Finance
                                         Authority Health Systems, Series C, Zero
                                         Coupon, 10/01/2012 (c)                          13,670,000        11,446,575

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Kentucky Economic Development Finance
                                         Authority Health Systems, Series C, Zero
                                         Coupon, 10/01/2013 (c)                      $    5,000,000    $    4,189,650
                                       Kentucky State Property & Buildings
                                         Commission Revenue, Project No. 68,
                                         5.750%, 10/01/2015                               3,000,000         3,264,390
                                       Kentucky State Property & Buildings
                                         Commission Revenue Project #69, 5.250,
                                         08/01/2015                                      10,000,000        10,410,600
                                       Kentucky State Property & Buildings
                                         Commission Revenue Project #69, 5.375%,
                                         08/01/2016                                       5,000,000         5,234,950
                                       Kentucky State Turnpike Authority Economic
                                         Development Road Revenue, Revitalization,
                                         Series A, 5.500%, 07/01/2013 (c)                 2,000,000         2,189,620
                                       ----------------------------------------------------------------------------------
                                                                                                           54,905,066
-------------------------------------------------------------------------------------------------------------------------

    LOUISIANA                          Louisiana Public Facilities Authority
                                         Revenue, Centenary College Louisiana
                                         Project, Prerefunded 02/01/2008, 5.750%,
                                         02/01/2012 (b)                                   1,000,000         1,104,700
                                       Louisiana Public Facilities Authority
                                         Revenue, Centenary College Louisiana
                                         Project, Prerefunded 02/01/2008, 5.900%,
                                         02/01/2017 (b)                                   1,000,000         1,113,560
                                       ----------------------------------------------------------------------------------
                                                                                                            2,218,260
-------------------------------------------------------------------------------------------------------------------------

    MAINE                              Maine Health & Higher Educational
                                         Facilities, Revenue, Series B, 7.100%,
                                         07/01/2014 (b)                                   2,695,000         3,034,058
                                       Maine Health & Higher Educational
                                         Facilities, Revenue, Series B, 7.100%,
                                         07/01/2014                                          55,000            61,956
                                       Maine Turnpike Authority, 5.625%,
                                         07/01/2017 (c)                                   4,350,000         4,635,752
                                       ----------------------------------------------------------------------------------
                                                                                                            7,731,766
-------------------------------------------------------------------------------------------------------------------------

    MARYLAND                           Maryland Economic Development Corporation,
                                         Chesapeake Bay Conference, Series 1999B,
                                         7.750%, 12/01/2031                              30,000,000        30,248,100
                                       Maryland General Obligation, 5.750%,
                                         08/01/2013                                      18,565,000        20,885,625
                                       Maryland State Health & Higher Educational
                                         Facilities Authority, Revenue, Doctors
                                         County Hospital, 5.750%, 07/01/2013              6,785,000         6,114,710
                                       Maryland State Health and Higher
                                         Educational Facilities Authority,
                                         University of Maryland Medical System
                                         Revenue, Series 2000, 6.750%, 07/01/2030         3,000,000         3,213,990
                                       Northeast Maryland Waste Disposal Authority
                                         Revenue, Southwest Resource Recovery
                                         System, Series 1993, 7.200%, 01/01/2006
                                         (c)                                              1,500,000         1,669,080
                                       ----------------------------------------------------------------------------------
                                                                                                           62,131,505
-------------------------------------------------------------------------------------------------------------------------

    MASSACHUSETTS                      Massachusetts Bay Transportation Authority,
                                         Revenue, General Transportation, Series
                                         A, 5.875%, 03/01/2015                           10,075,000        11,417,695
                                       Massachusetts Bay Transportation Authority,
                                         General Transportation Revenue, Series B,
                                         6.200%, 03/01/2016                              14,950,000        17,413,760
                                       Massachusetts Municipal Wholesale Electric
                                         Company, Revenue, Series B, 6.750%,
                                         07/01/2011                                      17,500,000        18,431,700

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Massachusetts Municipal Wholesale Electric
                                         Company, Revenue, Series B, 6.750%,
                                         07/01/2017                                  $    3,945,000    $    4,123,472
                                       Massachusetts Municipal Wholesale Electric
                                         Company, Revenue, Series C, 6.625%,
                                         07/01/2018                                       3,115,000         3,245,425
                                       Massachusetts Port Authority Revenue,
                                         Series B, 5.500%, 07/01/2015                     3,025,000         3,205,835
                                       Massachusetts State Development Financial
                                         Agency, Revenue, Health Care Facilities,
                                         Series 1999 A, 7.100%, 07/01/2032                3,000,000         2,809,500
                                       Massachusetts State General Obligation,
                                         Series C, 5.750%, 10/01/2012                     4,000,000         4,450,200
                                       Massachusetts State Port Authority,
                                         Revenue, 13.000%, 07/01/2013***                  1,500,000         2,374,455
                                       Massachusetts State Turnpike Metropolitan
                                         Authority, Revenue, Series C, Zero
                                         Coupon, 01/01/2018 (c)                          10,000,000         4,287,200
                                       Massachusetts State Turnpike Metropolitan
                                         Authority, Revenue, Series C, Zero
                                         Coupon, 01/01/2019 (c)                           5,500,000         2,222,385
                                       Massachusetts State Turnpike Metropolitan
                                         Authority, Revenue, Series C, Zero
                                         Coupon, 01/01/2020 (c)                           7,000,000         2,668,190
                                       State of Massachusetts, General Obligation,
                                         Series B, 6.500%, 08/01/2011                     5,940,000         6,120,398
                                       State of Massachusetts, Revenue, Federal
                                         Highway, Series A, Zero Coupon,
                                         12/15/2014                                      27,680,000        14,140,882
                                       University of Massachusetts Building
                                         Authority, Sr. Series 2, 5.500%,
                                         11/01/2017 (c)                                   1,105,000         1,162,526
                                       University of Massachusetts Building
                                         Authority, Sr. Series 2, 5.500%,
                                         11/01/2018 (c)                                   1,400,000         1,467,396
                                       ----------------------------------------------------------------------------------
                                                                                                           99,541,019
-------------------------------------------------------------------------------------------------------------------------

    MICHIGAN                           Battle Creek, MI, Downtown Development, Tax
                                         Allocation, Prerefunded 05/01/2004,
                                         7.600%, 05/01/2016 (b)                           3,800,000         4,311,138
                                       Detroit, MI, General Obligation, Series A,
                                         Prerefunded 04/01/2005, 6.700%,
                                         04/01/2010 (b)                                   2,500,000         2,806,675
                                       Detroit, MI, General Obligation, Series B,
                                         6.250%, 04/01/2010                               3,410,000         3,627,217
                                       Michigan Municipal Bond Authority Revenue,
                                         Clean Water Revolving Funding, 5.625%,
                                         10/01/2012                                       2,000,000         2,200,240
                                       Michigan State Building Authority, Revenue,
                                         Series I, 6.750%, 10/01/2011                     9,750,000        10,104,218
                                       Michigan State Hospital Financial
                                         Authority, Revenue, 6.000%, 11/15/2013
                                         (c)                                             10,000,000        10,968,300
                                       Michigan State Hospital Financial
                                         Authority, Revenue, 6.250%, 11/15/2014
                                         (c)                                             10,000,000        11,106,200
                                       Michigan State Hospital Financial
                                         Authority, Revenue, Gratiot Community
                                         Hospital, 6.100%, 10/01/2007                     2,250,000         2,267,258
                                       Michigan State Trunk Line, Revenue, Series
                                         A, 5.500%, 11/01/2017                            7,000,000         7,576,590

    The accompanying notes are an integral part of the financial statements.  21

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Tawas City, MI, Hospital Financial
                                         Authority, Revenue, Series A, 5.600%,
                                         02/15/2013***                               $    2,585,000    $    2,708,305
                                       Wayne Charter County, MI, Detroit-Metro
                                         Wayne County, Revenue, 5.000%, 12/01/2022
                                         (c)                                              4,925,000         4,720,317
                                       ----------------------------------------------------------------------------------
                                                                                                           62,396,458
-------------------------------------------------------------------------------------------------------------------------

    MINNESOTA                          Minneapolis and Saint Paul, MN,
                                         Metropolitan Airport Community Airport
                                         Revenue, Series B, 5.250%, 01/01/2019 (c)        3,700,000         3,706,697
                                       New Hope, MN, Housing & Health, Revenue,
                                         Minnesota Masonic Home North Ridge,
                                         5.900%, 03/01/2019                               1,335,000         1,180,060
                                       New Hope, MN, Housing & Health, Revenue,
                                         Minnesota Masonic Home North Ridge,
                                         5.875%, 03/01/2029                               2,700,000         2,238,435
                                       University of Minnesota, Series A, 5.750%,
                                         07/01/2017                                       3,240,000         3,594,035
                                       University of Minnesota, Series A, 5.750%,
                                         07/01/2018                                       6,760,000         7,477,642
                                       ----------------------------------------------------------------------------------
                                                                                                           18,196,869
-------------------------------------------------------------------------------------------------------------------------

    MISSISSIPPI                        Jones County, MS, Hospital Revenue, South
                                         Central Regional Medical Center, 5.500%,
                                         12/01/2017                                       2,055,000         1,847,486
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    MISSOURI                           Clarence Cannon, MO, Wholesale Water
                                         Revenue, 6.000%, 05/15/2020                     10,000,000         9,982,300
                                       Missouri State Health & Educational
                                         Facilities, Revenue, Lutheran Senior
                                         Services, 5.750%, 02/01/2017                     3,250,000         3,073,753
                                       Missouri State Highway & Transportation
                                         Revenue, 5.625%, 02/01/2012                      5,365,000         5,945,815
                                       Missouri State Highway & Transportation
                                         Revenue, 5.625%, 02/01/2013                      3,300,000         3,629,406
                                       Missouri State Highway & Transportation
                                         Revenue, 5.625%, 02/01/2014                      2,000,000         2,184,600
                                       Missouri State Highway & Transportation
                                         Revenue, 5.625%, 02/01/2016                      3,125,000         3,364,406
                                       Sikeston, MO, Electric Revenue, 6.200%,
                                         06/01/2010 (c)                                   6,870,000         7,903,454
                                       St Louis County, MO, Regional Convention,
                                         Revenue, Series B, Prerefunded
                                         08/15/2003, 7.000%, 08/15/2011 (b)               4,380,000         4,739,248
                                       St Louis County, MO, Regional Convention,
                                         Revenue, Series C, 7.900%, 08/15/2021 (b)          240,000           252,468
                                       St Louis County, MO, Regional Convention,
                                         Revenue, Series C, Prerefunded
                                         08/15/2003, 7.900%, 08/15/2021 (b)               4,760,000         5,244,378
                                       St Louis Industrial Development Authority,
                                         07/15/2016 (c)                                   6,895,000         3,196,936
                                       St Louis Industrial Development Authority,
                                         Senior Lien, St. Louis Convention,
                                         7.250%, 12/15/2035                               5,000,000         5,232,400
                                       St Louis, MO, Tax Increment Revenue, Tax
                                         Allocation, Series A, 10.000%, 08/01/2010        7,260,000         8,888,128
                                       ----------------------------------------------------------------------------------
                                                                                                           63,637,292

 22 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------

    MONTANA                            Montana State Board, 6.000%, 05/15/2019 (c)   $    5,000,000    $    5,505,650
                                       Montana State Housing Board, Revenue,
                                         Single Family Mortgage, Series A-2,
                                         6.150%, 06/01/2030                               2,400,000         2,499,408
                                       ----------------------------------------------------------------------------------
                                                                                                            8,005,058
-------------------------------------------------------------------------------------------------------------------------

    NEBRASKA                           Nebraska Investment Finance Authority,
                                         Single Family Housing, Revenue, Series A,
                                         6.700%, 09/01/2026                               3,520,000         3,641,018
                                       Omaha, NE, Series A, 6.500%, 12/01/2012            4,865,000         5,786,820
                                       Omaha, NE, Series A, 6.500%, 12/01/2015            1,480,000         1,778,368
                                       Omaha, NE, Series A, 6.500%, 12/01/2016            1,000,000         1,199,810
                                       Omaha, NE, Public Power Revenue, Series B,
                                         6.200%, 02/01/2017***                            4,700,000         5,379,573
                                       Scotts Bluff County, NE, Hospital
                                         Authority, Revenue, 6.450%, 12/15/2004           1,640,000         1,698,581
                                       Scotts Bluff County, NE, Hospital
                                         Authority, Revenue, Prerefunded
                                         12/15/2002, 6.450%, 12/15/2004 (b)               1,185,000         1,257,202
                                       ----------------------------------------------------------------------------------
                                                                                                           20,741,372
-------------------------------------------------------------------------------------------------------------------------

    NEVADA                             Clark County, NV, Industrial Development
                                         Revenue, Refunded, Nevada Power Company
                                         Project, Series B, 5.900%, 10/01/2030            5,000,000         4,494,300
                                       Henderson, Nevada Health Care Facility
                                         Revenue, Catholic Healthcare West,
                                         5.375%, 07/01/2026                               7,500,000         6,155,775
                                       Humboldt County, NV, Pollution Control,
                                         Revenue, Idaho Power Company Project,
                                         8.300%, 12/01/2014                               9,650,000        10,909,325
                                       Nevada Las Vegas Monorail, 7.375%,
                                         01/01/2040                                       8,000,000         7,848,240
                                       Reno, NV, Redevelopment Agency Tax
                                         Allocation, Series E, Prerefunded
                                         09/01/2003, 5.650%, 09/01/2013 (b)               3,145,000         3,333,511
                                       Reno, NV, Redevelopment Agency Tax
                                         Allocation, Series E, Prerefunded
                                         09/01/2003, 5.750%, 09/01/2017 (b)               4,020,000         4,270,205
                                       ----------------------------------------------------------------------------------
                                                                                                           37,011,356
-------------------------------------------------------------------------------------------------------------------------

    NEW HAMPSHIRE                      New Hampshire Higher Educational & Health
                                         Facilities, Revenue, Havenwood Heritage
                                         Heights, 7.350%, 01/01/2018                      2,500,000         2,507,475
                                       New Hampshire Higher Educational & Health
                                         Facilities, Revenue, Havenwood Heritage
                                         Heights, 7.450%, 01/01/2025                      4,000,000         4,011,920
                                       ----------------------------------------------------------------------------------
                                                                                                            6,519,395
-------------------------------------------------------------------------------------------------------------------------

    NEW JERSEY                         Atlantic City, NJ, Board of Education,
                                         General Obligation, 6.000%, 12/01/2013           4,600,000         5,315,944
                                       Atlantic City, NJ, Board of Education,
                                         General Obligation, 6.100%, 12/01/2014           4,500,000         5,241,375
                                       Essex County, NJ, Improvement Authority,
                                         Revenue, Property & Equipment Project,
                                         6.500%, 12/01/2012 (c)                           4,050,000         4,309,241
                                       Essex County, NJ, Improvement Authority
                                         Revenue, Jail & Youth Housing Projects,
                                         Prerefunded 12/01/2004, 6.900%,
                                         12/01/2014 (b)(c)                                2,645,000         3,002,207
                                       Jersey City, NJ, Sewer Authority Sewer,
                                         Revenue, 4.500%, 01/01/2019 (c)                 13,000,000        12,232,740

    The accompanying notes are an integral part of the financial statements.  23

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       New Jersey Economic Development Authority,
                                         Revenue, Series A, 5.875%, 05/01/2014       $    5,000,000    $    5,484,550
                                       New Jersey Economic Development Authority,
                                         Economic Development Revenue, United
                                         Methodist Homes, 5.500%, 07/01/2019              4,000,000         3,272,720
                                       New Jersey Economic Development Authority,
                                         Revenue, United Methodist Homes, 5.750%,
                                         07/01/2029                                       9,500,000         7,586,795
                                       New Jersey Economic Development Authority,
                                         Revenue, Harrogate Inc., Series A,
                                         5.875%, 12/01/2026                               1,000,000           868,780
                                       New Jersey Health Care Facilities, Revenue,
                                         Atlantic City Medical Center, Series C,
                                         6.800%, 07/01/2011                               6,840,000         7,203,956
                                       New Jersey Health Care Facilities, Revenue,
                                         West Jersey Health Systems, Prerefunded
                                         07/01/2002, 6.125%, 07/01/2012 (b)(c)           11,000,000        11,616,110
                                       New Jersey Health Care Facilities, Revenue,
                                         Southern Ocean County Hospital, Series A,
                                         6.125%, 07/01/2013                               3,735,000         3,723,422
                                       New Jersey State Highway Authority, Garden
                                         State Parkway General Revenue, 5.500%,
                                         01/01/2016 (c)                                   4,370,000         4,679,134
                                       New Jersey State Highway Authority, Garden
                                         State Parkway General Revenue, 5.500%,
                                         01/01/2013 (c)                                   9,000,000         9,744,840
                                       New Jersey State Tran Corp Certificates,
                                         Federal Transportation Administration
                                         Grants, Series B, 5.750%, 9/15/2013 (c)         11,000,000        12,152,030
                                       New Jersey State Transportation Trust Fund
                                         Authority, Transportation System, Series
                                         A, 5.625%, 06/15/2014**                          3,555,000         3,955,364
                                       New Jersey State Transportation Trust Fund
                                         Authority, Residual Certificates, Series
                                         224, 7.900%, 06/15/2016**                       11,000,000        13,420,660
                                       New Jersey State Transportation Trust Fund
                                         Authority, Transportation System, Series
                                         A, 5.000%, 06/15/2017                           21,660,000        21,927,501
                                       New Jersey State Turnpike Authority,
                                         Revenue, 10.375%, 01/01/2003***                  1,015,000         1,103,143
                                       New Jersey State Turnpike Authority,
                                         Revenue, 7.850%, 01/01/2011 (c)**               12,140,000        15,491,490
                                       New Jersey State Turnpike Authority,
                                         Revenue, 6.000%, 01/01/2012 (c)                  7,000,000         8,005,690
                                       New Jersey State Turnpike Authority,
                                         Revenue, 6.000%, 01/01/2013 (c)                  5,000,000         5,735,050
                                       New Jersey State Turnpike Authority,
                                         Revenue, 6.326%, 01/01/2016 (c)**               21,170,000        29,060,271
                                       New Jersey State Turnpike Authority,
                                         Revenue, 6.208%, 01/01/2016 (c)**                3,830,000         5,257,479
                                       New Jersey State Turnpike Authority,
                                         Revenue, Series A, 6.500%, 01/01/2016 (c)       45,720,000        54,240,379
                                       New Jersey State Turnpike Authority,
                                         Revenue, Series 2000 R, 7.850%,
                                         01/01/2010 (c)**                                11,100,000        13,795,635
                                       ----------------------------------------------------------------------------------
                                                                                                          268,426,506
-------------------------------------------------------------------------------------------------------------------------

    NEW MEXICO
                                       Albuquerque, NM, Hospital Revenue,
                                         Southwest Community Health Services,
                                         10.000%, 08/01/2003***                             525,000           570,885

 24 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Albuquerque, NM, Hospital Revenue,
                                         Southwest Community Health Services,
                                         Prerefunded 08/01/2008, 10.125%,
                                         08/01/2012 (b)                              $    4,000,000    $    5,167,040
                                       Los Alamos County, NM, Utility Income,
                                         Revenue, Series A, 6.100%, 07/01/2010            4,400,000         4,797,232
                                       New Mexico Mortgage Finance Authority,
                                         Revenue, Series E-2, 6.800%, 03/01/2031          7,420,000         8,314,629
                                       Socorro, NM, Hospital System Revenue,
                                         Southwest Community Health Services,
                                         10.000%, 08/01/2003***                             710,000           772,395
                                       ----------------------------------------------------------------------------------
                                                                                                           19,622,181
-------------------------------------------------------------------------------------------------------------------------

    NEW YORK                           Long Island Power Authority, Zero Coupon,
                                         06/01/2008                                      14,500,000        10,835,415
                                       Long Island Power Authority, NY, Electric
                                         System, Zero Coupon, 06/01/2009                  6,750,000         4,804,650
                                       Metropolitan Transportation Authority of
                                         New York, Transportation Facilities
                                         Revenue, Series C, 5.125%, 07/01/2011           10,000,000        10,659,700
                                       Metropolitan Transportation Authority of
                                         New York, Transit Facilities Revenue,
                                         Series 1998 C, 5.125%, 07/01/2013 (c)            5,000,000         5,243,950
                                       Monroe County, NY, Airport Authority,
                                         Airport Revenue, 6.289%, 01/01/2014**            2,005,000         2,411,213
                                       Monroe County, NY, Airport Authority,
                                         Airport Revenue, 6.287%, 01/01/2015**            2,515,000         3,010,279
                                       Monroe County, NY, Airport Authority,
                                         Airport Revenue, 6.504%, 01/01/2016**            1,915,000         2,320,674
                                       Nassau County, Industrial Finance
                                         Authority, 5.750%, 11/15/2016                    4,250,000         4,617,795
                                       Nassau County, NY, Industrial Finance
                                         Authority, Series A, 5.750%, 11/15/2015          3,060,000         3,312,450
                                       New York & New Jersey Port Authority,
                                         Revenue, Series 8, 6.500%, 10/15/2008            5,390,000         5,611,260
                                       New York & New Jersey Port Authority,
                                         Revenue, Series 6, 6.000%, 07/01/2013            6,555,000         7,091,855
                                       New York & New Jersey Port Authority,
                                         Revenue, Series 6, 6.000%, 07/01/2015            2,500,000         2,660,100
                                       New York & New Jersey Port Authority,
                                         Special Obligation, Revenue,
                                         Continental/Eastern Project, Laguardia,
                                         9.125%, 12/01/2015                               3,150,000         3,269,259
                                       New York City, NY, Industrial Development
                                         Agency Revenue, USTA National Tennis
                                         Center Project, 6.600%, 11/15/2011               3,000,000         3,333,060
                                       New York Metropolitan Transportation
                                         Authority, Revenue, Series Q, 5.125%,
                                         07/01/2012 (c)                                   7,750,000         8,136,570
                                       New York Metropolitan Transportation
                                         Authority, Revenue, Series O, 6.250%,
                                         07/01/2014 (b)(c)                                6,000,000         6,605,580
                                       New York Metropolitan Transportation
                                         Authority, Revenue, Series A, 6.000%,
                                         04/01/2020 (c)                                   5,000,000         5,691,850
                                       New York State, 5.250%, 03/15/2015                 2,500,000         2,613,375
                                       New York State Dormitory Authority, City
                                         University, Revenue, 5.750%, 07/01/2013
                                         (c)                                              5,500,000         6,177,600
                                       New York State Dormitory Authority,
                                         Revenue, State University Educational
                                         Facilities, Revenue, Prerefunded
                                         05/15/2002, 7.250%, 05/15/2018 (b)                 440,000           468,512

    The accompanying notes are an integral part of the financial statements.  25

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       New York State Dormitory Authority,
                                         Revenue, State University Educational
                                         Facilities, Revenue, Prerefunded
                                         05/15/2002, 7.250%, 05/15/2018 (b)          $    3,370,000    $    3,586,826
                                       New York State Dormitory Authority,
                                         Revenue, City University System, 6.000%,
                                         07/01/2014 (c)                                   7,000,000         7,997,570
                                       New York State Dormitory Authority,
                                         Revenue, State Universities Educational
                                         Facilities, Series B, 5.000%, 05/15/2018         7,000,000         7,017,430
                                       New York State Environment Facilities
                                         Corporation Revenue, Pollution Control,
                                         Prerefunded 06/15/2004, 6.875%,
                                         06/15/2014 (b)                                   6,815,000         7,615,967
                                       New York State Environmental Facilities
                                         Corporation, State Water Pollution
                                         Control, Series A, 7.250%, 06/15/2010              480,000           493,459
                                       New York State Environmental Facilities
                                         Corporation, State Water Pollution,
                                         Series A, Prerefunded 06/15/2001, 7.250%,
                                         06/15/2010 (b)                                   4,520,000         4,648,684
                                       New York State Environmental Facilities
                                         Corporation Revenue, Pollution Control,
                                         Series C, 7.200%, 03/15/2011                     2,500,000         2,532,775
                                       New York State Environmental Facilities
                                         Corporation Revenue, Pollution Control,
                                         6.875%, 06/15/2014                               4,560,000         5,017,459
                                       New York State Local Assistance
                                         Corporation, Revenue, Series B,
                                         Prerefunded 04/01/2001, 7.500%,
                                         04/01/2020 (b)                                   7,000,000         7,140,840
                                       New York State Medical Care Facilities
                                         Financial Agency Revenue, Series D,
                                         Prerefunded 02/15/2003, 6.450%,
                                         02/15/2009 (b)                                   7,905,000         8,486,650
                                       New York State Medical Care Facilities
                                         Financial Agency Revenue, 02/15/2000,
                                         7.750%, 08/15/2010 (c)                             125,000           129,663
                                       New York State Medical Care Facilities
                                         Financial Agency Revenue, Series A,
                                         Prerefunded 02/15/2005, 6.750%,
                                         08/15/2014 (b)(c)                                8,000,000         9,066,160
                                       New York State Thruway Authority Revenue,
                                         Local Highway & Bridge, 5.625%,
                                         04/01/2012 (c)                                   5,470,000         5,981,664
                                       New York State Urban Development
                                         Corporation, State Facilities, Revenue,
                                         5.600%, 04/01/2015                               4,655,000         5,048,860
                                       New York State Urban Development
                                         Corporation, State Facilities, Revenue,
                                         5.700%, 04/01/2020                               3,600,000         3,881,448
                                       New York State Thruway Service Contract,
                                         5.750%, 04/01/2016 (c)                          10,000,000        10,887,000
                                       New York, NY, General Obligation,
                                         Prerefunded 11/15/2001, 8.400%,
                                         11/15/2005 (b)                                   4,295,000         4,499,184
                                       New York, NY, General Obligation, Series F,
                                         8.400%, 11/15/2005                                 190,000           198,750
                                       New York, NY, General Obligation, Series F,
                                         8.400%, 11/15/2006                                 560,000           585,788
                                       New York, NY, General Obligation, Series F,
                                         Prerefunded 11/15/2001, 8.400%,
                                         11/15/2006 (b)                                   6,440,000         6,746,158

 26 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       New York, NY, General Obligation, Series H,
                                         7.000%, 02/01/2007                          $      240,000    $      250,615
                                       New York, NY, General Obligation, Series H,
                                         Prerefunded 02/01/2002, 7.000%,
                                         02/01/2007 (b)                                   2,760,000         2,889,665
                                       New York, NY, General Obligation, Series F,
                                         Prerefunded 11/15/2001, 8.400%,
                                         11/15/2007 (b)                                   6,335,000         6,636,166
                                       New York, NY, General Obligation, Series F,
                                         Prerefunded 11/15/2001, 8.400%,
                                         11/15/2008 (b)                                  11,000,000        11,522,940
                                       New York, NY, General Obligation, Series G,
                                         Zero Coupon, 08/01/2009 (c)                     19,100,000        13,468,365
                                       New York, NY, General Obligation, Series F,
                                         Prerefunded 11/15/2001, 8.400%,
                                         11/15/2009 (b)                                   1,050,000         1,099,917
                                       New York, NY, General Obligation, Series A,
                                         7.750%, 08/15/2015                                  35,000            36,033
                                       New York, NY, General Obligation, Series A,
                                         Prerefunded 08/15/2001, 7.750%,
                                         08/15/2015 (b)                                   3,465,000         3,576,573
                                       New York, NY, 5.250%, 08/01/2016                   5,000,000         5,130,600
                                       New York, NY, Series G, 5.000%, 08/01/2018         4,750,000         4,714,328
                                       New York, NY, General Obligation, Series J,
                                         5.875%, 02/15/2019                              16,060,000        16,895,923
                                       New York, NY, City Industrial Development
                                         Agency Revenue, USTA National Tennis
                                         Center Project, 6.500%, 11/15/2010               3,485,000         3,866,503
                                       New York, NY, City Municipal Water
                                         Financial Authority, Revenue, Water &
                                         Sewer Systems, 7.000%, 06/15/2015 (c)              740,000           753,372
                                       New York, NY, City Municipal Water
                                         Financial Authority, Revenue, Water &
                                         Sewer Systems, Prerefunded 06/15/2001,
                                         7.000%, 06/15/2015 (b)(c)                          230,000           234,156
                                       New York, NY, City Municipal Water
                                         Financial Authority, Revenue, Water &
                                         Sewer Systems, Prerefunded 06/15/2001,
                                         7.000%, 06/15/2015 (b)(c)                          530,000           539,577
                                       Port Authority NY & NJ, 7.820%, 10/15/2014
                                         (c)                                              6,160,000         6,982,668
                                       ----------------------------------------------------------------------------------
                                                                                                          279,034,883
-------------------------------------------------------------------------------------------------------------------------

    NORTH CAROLINA                     Durham County, NC, Certificates of
                                         Participation, Jail Facilities & Computer
                                         Equipment Project, Prerefunded
                                         05/01/2001, 6.625%, 05/01/2014 (b)               5,500,000         5,625,840
                                       North Carolina Eastern Municipal Power
                                         Agency Revenue, Series B, 6.000%,
                                         01/01/2022 (c)                                  18,775,000        21,141,589
                                       ----------------------------------------------------------------------------------
                                                                                                           26,767,429
-------------------------------------------------------------------------------------------------------------------------

    NORTH DAKOTA                       North Dakota State Financial Agency
                                         Revenue, Single Family Mortgage, Series
                                         A, 8.050%, 01/01/2024                              420,000           426,031
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    OHIO                               Bowling Green State University, Ohio
                                         General Receipts, 5.750%, 06/01/2013 (c)         1,000,000         1,108,800
                                       Bowling Green State University, Ohio
                                         General Receipts, 5.750%, 06/01/2016 (c)         1,000,000         1,086,680

    The accompanying notes are an integral part of the financial statements.  27

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Cincinnati, OH, Water Systems Revenue,
                                         5.500%, 12/01/2013                          $    1,000,000    $    1,083,790
                                       Cincinnati, OH, Water Systems Revenue,
                                         5.500%, 12/01/2014                               1,000,000         1,077,010
                                       Cincinnati, OH, 5.500%, 12/01/2017                 1,000,000         1,056,150
                                       Clermont County, OH, Hospital Facilities
                                         Revenue, Mercy Health Center, Series A,
                                         Prerefunded 09/01/2001, 7.500%,
                                         09/01/2019 (b)(c)                                2,205,000         2,234,723
                                       Cleveland, OH, Public Power System Revenue,
                                         Series A, Prerefunded 11/15/2001, 7.000%,
                                         11/15/2017 (b)                                     510,000           531,986
                                       Cleveland, OH, Public Power System Revenue,
                                         Unrefunded Balance, Series A, 7.000%,
                                         11/15/2017                                         340,000           353,093
                                       Cleveland, OH, Waterworks Revenue, Series
                                         B, 6.500%, 01/01/2011 (c)                          385,000           401,632
                                       Cleveland-Cuyahoga County, OH, Port
                                         Development Revenue, C&P Docks Project,
                                         6.000%, 03/01/2007                               1,120,000         1,098,731
                                       Cuyahoga County, OH, Hospital Revenue,
                                         Meridia Health System, Prerefunded
                                         08/15/2005, 6.250%, 08/15/2014 (b)               7,050,000         7,906,505
                                       Green Springs, OH, Health Care, Revenue, St
                                         Francis Health Care Center Project,
                                         Series A, 7.000%, 05/15/2014                     4,235,000         3,606,992
                                       Green Springs, OH, Health Care, Revenue, St
                                         Francis Health Care Center Project,
                                         Series A, 7.125%, 05/15/2025                     4,405,000         3,563,645
                                       Hamilton County, OH, 5.750%, 12/01/2014 (c)        2,000,000         2,201,540
                                       Hamilton County, OH, 5.750%, 12/01/2015 (c)        4,000,000         4,373,480
                                       Lucas County, OH, Health Facilities
                                         Revenue, Ohio Presbyterian, Series A,
                                         6.625%, 07/01/2014                               2,000,000         1,977,880
                                       Lucas County, OH, Health Facilities
                                         Revenue, Ohio Presbyterian, Series A,
                                         6.750%, 07/01/2020                               2,000,000         1,924,820
                                       Marion County, OH, Health Care Facilities,
                                         Revenue, Church Homes Project, 6.375%,
                                         11/15/2010                                       3,480,000         3,324,479
                                       Marion County, OH, Health Care Facilities,
                                         Revenue, Church Homes Project, 6.300%,
                                         11/15/2015                                       2,950,000         2,692,111
                                       Ohio, Series B, 5.250%, 02/01/2014                 5,000,000         5,349,700
                                       Ohio Housing Finance Agency, GNMA Single
                                         Family Mortgage Revenue, Prerefunded
                                         1/15/2013, Zero Coupon, 01/15/2015 (b)(c)        3,360,000         1,577,990
                                       Ohio Housing Finance Agency, Single Family
                                         Mortgage Revenue, Prerefunded 07/15/2013,
                                         Zero Coupon, 01/15/2015 (b)(c)                   3,515,000         1,694,968
                                       Ohio State Building Authority, Adult
                                         Correctional -- A, 5.750%, 04/01/2012            2,400,000         2,672,928
                                       Ohio State Building Authority, 5.750%,
                                         04/01/2013                                       1,000,000         1,106,610
                                       Ohio State Turnpike Community Revenue,
                                         Series A, 5.500%, 2/15/2017 (c)                  3,425,000         3,702,939
                                       Ohio State Water Development Authority,
                                         Revenue, Bay Shore Project, Series A,
                                         5.875%, 09/01/2020                               3,550,000         2,942,631
                                       Springdale, OH, Hospital Facilities
                                         Revenue, 6.000%, 11/01/2018                      1,250,000         1,157,863

 28 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Willoughby, OH, Industrial Development
                                         Revenue, Series A, 6.875%, 07/01/2016       $    2,250,000    $    2,160,540
                                       Worthington, OH, City School District,
                                         General Obligation, 6.375%, 12/01/2012
                                         (c)                                              6,210,000         6,523,853
                                       ----------------------------------------------------------------------------------
                                                                                                           70,494,069
-------------------------------------------------------------------------------------------------------------------------

    OKLAHOMA                           Grand River Dam Authority Revenue,
                                         Refunded, 6.250%, 06/01/2011 (c)                32,250,000        37,340,985
                                       Oklahoma Valley View Hospital Authority,
                                         Revenue, 5.750%, 08/15/2006                      3,435,000         3,411,608
                                       Oklahoma Valley View Hospital Authority,
                                         Revenue, 6.000%, 08/15/2014                      2,695,000         2,489,533
                                       Woodward, OK, Municipal Authority, Hospital
                                         Revenue, 6.450%, 11/01/2014                      2,070,000         2,000,738
                                       ----------------------------------------------------------------------------------
                                                                                                           45,242,864
-------------------------------------------------------------------------------------------------------------------------

    OREGON                             Oregon State Department of Administrative
                                         Services, 5.375%, 05/01/2015 (c)                 7,550,000         7,972,725
                                       Oregon Transnational Highway Revenue,
                                         5.750%, 11/15/2015                               1,435,000         1,561,510
                                       Oregon Transnational Highway Revenue,
                                         5.750%, 11/15/2016                               3,140,000         3,393,995
                                       Portland, OR, Portland Airport, Inverse
                                         Floating Rate Bond, Series A, 6.070%,
                                         07/01/2010**                                     2,390,000         2,836,046
                                       Portland, OR, Portland Airport, Inverse
                                         Floating Rate Bond, Series B, 6.060%,
                                         07/01/2011**                                     2,530,000         2,972,952
                                       Portland, OR, Portland Airport, Inverse
                                         Floating Rate Bond, Series C, 6.060%,
                                         07/01/2012**                                     2,675,000         3,104,980
                                       Portland, OR, Portland Airport, Inverse
                                         Floating Rate Bond, Series D, 6.070%,
                                         07/01/2013**                                     2,675,000         2,961,947
                                       ----------------------------------------------------------------------------------
                                                                                                           24,804,155
-------------------------------------------------------------------------------------------------------------------------

    PENNSYLVANIA                       Allegheny County, PA, Port Authority
                                         Revenue, 5.500%, 03/01/2015 (c)                  2,000,000         2,143,300
                                       Allegheny County, PA, Port Authority
                                         Revenue, 5.500%, 03/01/2016 (c)                  1,000,000         1,063,720
                                       Allegheny County, PA, 5.500%, 03/01/2017
                                         (c)                                              1,000,000         1,057,600
                                       Allegheny County, PA, Airport Revenue Bond,
                                         Series A, 6.060%, 01/01/2010 (c)**               3,000,000         3,530,400
                                       Allegheny County, PA, Airport Revenue Bond,
                                         Series B, 6.060%, 01/01/2011 (c)**               1,500,000         1,779,540
                                       Allegheny County, PA, Airport Revenue Bond,
                                         Series C, 6.068%, 01/01/2013 (c)**               3,160,000         3,750,541
                                       Allegheny County, PA, Airport Revenue Bond,
                                         Series D, 6.060%, 01/01/2014 (c)**               5,250,000         6,197,573
                                       Armstrong County, PA, Hospital Authority,
                                         Revenue, St Francis Medical Center
                                         Project, Series A, 6.250%, 06/01/2013 (c)       11,350,000        11,896,389
                                       Erie, PA, General Obligation, Series B,
                                         Zero Coupon, 11/15/2008                          5,055,000         3,630,097
                                       Hazleton, PA, Health Services Authority,
                                         Hospital Revenue, Hazelton-St Joseph
                                         Medical Center, 6.125%, 07/01/2016               3,780,000         3,499,108
                                       Jeannette, PA, Health Service Authority,
                                         Revenue, Jeannette District Memorial
                                         Hospital, Series A, 6.000%, 11/01/2018             945,000           861,746

    The accompanying notes are an integral part of the financial statements.  29

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Lehigh County, PA, General Purpose
                                         Authority, Revenue, Lehigh Valley
                                         Hospital, Series A, Prerefunded
                                         07/01/2002, 6.500%, 07/01/2010 (b)(c)       $    6,000,000    $    6,354,300
                                       Mckean County, PA, Hospital Authority,
                                         Revenue, Bradford Hospital, 5.950%,
                                         10/01/2008                                       2,800,000         2,925,916
                                       Montgomery County, PA, Industrial
                                         Development Authority, Retirement/Life
                                         Community Revenue, 5.250%, 11/15/2028            4,000,000         3,470,000
                                       New Castle, PA, Area Hospital Authority,
                                         Revenue, Jameson Memorial Hospital,
                                         6.000%, 07/01/2010 (c)                             845,000           949,865
                                       Pennsylvania Convention Center Authority,
                                         Revenue, Series A, 6.700%, 09/01/2014            3,750,000         3,996,000
                                       Pennsylvania Convention Center Authority,
                                         Revenue, 6.750%, 09/01/2019                      8,775,000         9,262,188
                                       Pennsylvania Intergovernmental
                                         Cooperational Authority, 6.690%,
                                         06/15/2013**                                     2,225,000         2,437,621
                                       Pennsylvania Intergovernmental
                                         Cooperational Authority, 6.690%,
                                         06/15/2014 (c)**                                 2,500,000         2,704,150
                                       Pennsylvania Intergovernmental
                                         Cooperational Authority, 6.690%,
                                         06/15/2015 (c)**                                 2,250,000         2,402,685
                                       Pennsylvania State Higher Educational
                                         Facility, Revenue, Ursinus College,
                                         5.850%, 01/01/2017                               1,475,000         1,496,860
                                       Pennsylvania State Higher Educational
                                         Facility, Revenue, Ursinus College,
                                         5.900%, 01/01/2027                               3,400,000         3,402,550
                                       Pennsylvania State Industrial Development
                                         Authority, Revenue, Series A, Prerefunded
                                         07/01/2001, 7.000%, 01/01/2011 (b)               5,000,000         5,147,500
                                       Philadelphia, PA, Gas Works Revenue, Series
                                         13, Prerefunded 06/15/2001, 7.700%,
                                         06/15/2011 (b)                                   5,485,000         5,645,272
                                       Philadelphia, PA, Gas Works Revenue, Series
                                         13, Prerefunded 06/15/2001, 7.700%,
                                         06/15/2011 (b)                                   2,515,000         2,587,885
                                       Philadelphia, PA, Gas Works Revenue, Series
                                         14, 6.375%, 07/01/2014                          17,045,000        17,372,434
                                       Philadelphia, PA, Gas Works Revenue, Series
                                         14, Prerefunded 07/01/2003, 6.375%,
                                         07/01/2014 (b)                                  10,035,000        10,870,514
                                       Philadelphia, PA, Gas Works Revenue, Series
                                         13, Prerefunded 06/15/2001, 7.700%,
                                         06/15/2021 (b)                                   6,850,000         7,050,157
                                       Philadelphia, PA, Municipal Authority
                                         Revenue, Series D, 6.250%, 07/15/2013            2,500,000         2,583,075
                                       Philadelphia, PA, Municipal Authority
                                         Revenue, Series D, 6.300%, 07/15/2017            2,300,000         2,351,290
                                       Philadelphia, PA, Pennsylvania School
                                         District, Series B, 5.750%, 02/01/2013           3,915,000         4,328,111
                                       ----------------------------------------------------------------------------------
                                                                                                          136,748,387
-------------------------------------------------------------------------------------------------------------------------

    PUERTO RICO                        Puerto Rico Commonwealth, Rites, 6.784%,
                                         07/01/2013 (c)**                                 2,500,000         3,320,814
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SOUTH CAROLINA                     Charleston County, SC, Certificates of
                                         Participation, Series B, 6.875%,
                                         06/01/2014 (c)                                     240,000           265,666

 30 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Charleston County, SC, Certificates of
                                         Participation, Series B, Prerefunded
                                         06/01/2004, 6.875%, 06/01/2014 (b)(c)       $    4,875,000    $    5,450,006
                                       Charleston County, SC, Certificates of
                                         Participation, Series B, 7.000%,
                                         06/01/2019 (c)                                     115,000           127,541
                                       Charleston County, SC, Certificates of
                                         Participation, Series B, Prerefunded
                                         06/01/2004, 7.000%, 06/01/2019 (b)(c)            2,385,000         2,674,014
                                       Darlington County, SC, Pollution Control
                                         Revenue, Power and Light, 6.600%,
                                         11/01/2010 (c)                                   7,500,000         8,053,425
                                       Grand Strand, SC, Water & Sewer Authority,
                                         Revenue, 6.375%, 06/01/2012 (c)                  5,000,000         5,863,650
                                       South Carolina Jobs Economic Development
                                         Authority, Hospital Facilities Revenue,
                                         7.375%, 12/15/2021                               3,000,000         3,071,580
                                       South Carolina State Public Services
                                         Authority, Revenue, Series A, 6.250%,
                                         01/01/2022 (c)                                   7,000,000         7,527,030
                                       ----------------------------------------------------------------------------------
                                                                                                           33,032,912
-------------------------------------------------------------------------------------------------------------------------

    TENNESSEE                          Metropolitan Nashville, TN, Airport
                                         Authority, Revenue, Series C, 6.600%,
                                         07/01/2015 (c)                                   5,250,000         5,390,910
                                       Shelby County, TN, General Obligation, Zero
                                         Coupon, 08/01/2012                               3,410,000         2,013,912
                                       Shelby County, TN, General Obligation, Zero
                                         Coupon, 08/01/2013                               3,440,000         1,913,878
                                       Shelby County, TN, General Obligation, Zero
                                         Coupon, 08/01/2014                               4,965,000         2,603,398
                                       Tennessee Housing Development Agency
                                         Mortgage Financial, Revenue, Series A,
                                         7.050%, 07/01/2020                              17,770,000        18,523,981
                                       Tennessee Housing Development Agency
                                         Mortgage Financial, Revenue, Series A,
                                         7.125%, 07/01/2026                               1,150,000         1,198,967
                                       ----------------------------------------------------------------------------------
                                                                                                           31,645,046
-------------------------------------------------------------------------------------------------------------------------

    TEXAS                              Abilene, TX, Health Facilities Development
                                         Corporation Revenue, Retirement
                                         Facilities, 5.875%, 11/15/2018                   3,250,000         2,757,528
                                       Austin, TX, Combined Utility System
                                         Revenue, Zero Coupon, 11/15/2011 (c)            12,600,000         7,731,360
                                       Austin, TX, Bergstrom Landhost Enterprises,
                                         Airport Hotel, Series 1999 A, 6.750%,
                                         04/01/2027                                      17,785,000        16,956,219
                                       Austin, TX, Utility Systems Revenue,
                                         6.000%, 11/15/2013 (c)                           9,500,000        10,875,410
                                       Austin, TX, Water, Sewer and Electric
                                         Revenue, 14.000%, 11/15/2001                        10,000            10,133
                                       Austin, TX, Water, Sewer and Electric
                                         Revenue, 14.000%, 11/15/2001***                    110,000           115,104
                                       Austin, TX, Water, Sewer and Electric
                                         Revenue, 14.000%, 11/15/2001                       715,000           740,962
                                       Boerne, TX, Independent School District,
                                         General Obligation, Zero Coupon,
                                         02/01/2014                                       2,785,000         1,483,959
                                       Boerne, TX, Independent School District,
                                         General Obligation, Zero Coupon,
                                         02/01/2016                                       3,285,000         1,550,093

    The accompanying notes are an integral part of the financial statements.  31

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Ector County, TX, Hospital District,
                                         Hospital Revenue, Prerefunded 04/15/2002,
                                         7.300%, 04/15/2012 (b)                      $      550,000    $      583,655
                                       El Paso, TX, Independent School District,
                                         General Obligation, Zero Coupon,
                                         08/15/2011                                       3,600,000         2,160,972
                                       Galveston County, TX, 5.500%, 02/01/2013
                                         (c)                                              1,555,000         1,666,525
                                       Galveston County, TX, 5.500%, 02/01/2014
                                         (c)                                              1,675,000         1,781,497
                                       Galveston County, TX, Justice Center and
                                         Public Safety Building, 5.500%,
                                         02/01/2013 (c)                                   2,075,000         2,235,750
                                       Galveston County, TX, Justice Center and
                                         Public Safety Building, 5.500%,
                                         02/01/2014 (c)                                   2,235,000         2,389,818
                                       Georgetown, TX, Higher Education Finance,
                                         Revenue, Southwestern University Project,
                                         6.250%, 02/15/2009                                 840,000           893,852
                                       Grapevine-Colleyville, TX, General
                                         Obligation, Zero Coupon, 08/15/2010              2,160,000         1,414,109
                                       Grapevine-Colleyville, TX, General
                                         Obligation, Zero Coupon, 08/15/2013              1,000,000           551,320
                                       Harris County, TX, Revenue, Toll Road,
                                         Prerefunded 08/01/2001, 6.750%,
                                         08/01/2014 (b)                                  15,000,000        15,449,550
                                       Houston, TX, Airport System Revenue, Series
                                         B, 5.250%, 07/01/2011 (c)                       16,020,000        16,688,034
                                       Houston, TX, Airport System Revenue,
                                         Refunded, Series A, 6.000%, 07/01/2014
                                         (c)                                              5,030,000         5,413,638
                                       Houston, TX, Higher Education Finance
                                         Corporation, Revenue, University of Saint
                                         Thomas Project, 7.250%, 12/01/2007               1,445,000         1,519,114
                                       Houston, TX, Independent School District,
                                         General Obligation, Series A, Zero
                                         Coupon, 02/15/2010                               8,500,000         5,550,585
                                       Houston, TX, Independent School District,
                                         General Obligation, Series A, Zero
                                         Coupon, 02/15/2011                               3,750,000         2,316,038
                                       Houston, TX, Independent School District,
                                         General Obligation, Series A, Zero
                                         Coupon, 02/15/2015                              26,000,000        12,514,580
                                       Houston, Texas Airport, 5.875%, 07/01/2015         9,505,000        10,138,888
                                       Rio Grande Valley, TX, Health Facilities
                                         Development, Revenue, Series B, 6.400%,
                                         08/01/2012 (c)                                   3,700,000         3,903,278
                                       State of Texas, General Obligation,
                                         Veterans Land, 6.400%, 12/01/2024                8,550,000         8,849,079
                                       Texas General Obligation, 7.000%,
                                         09/15/2012                                       9,081,165         9,356,325
                                       Texas Housing Agency Mortgage Revenue,
                                         Series A, 7.150%, 09/01/2012                       150,000           154,131
                                       Texas State Department Housing & Community
                                         Affairs, Revenue, Series A, 6.400%,
                                         01/01/2027                                       3,350,000         3,458,942
                                       Texas Water Revenue, 5.625%, 07/15/2011            3,630,000         4,008,137
                                       Texas Water Revenue, C10 S00A, 5.625%,
                                         07/15/2015                                       1,000,000         1,070,860
                                       Texas, Sabine River Pollution Authority,
                                         Revenue, Southwestern Electric Power,
                                         6.100%, 04/01/2018 (c)                          10,200,000        11,089,542
                                       Titus County, TX, Hospital District
                                         Revenue, Revenue, 6.125%, 08/15/2013             6,700,000         6,235,020

 32 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Travis County, TX, Housing Financial
                                         Corporation Revenue, Series A, 7.000%,
                                         12/01/2011                                  $      225,000    $      233,159
                                       Waxahachie, TX, Independent School
                                         District, General Obligation, Zero
                                         Coupon, 08/15/2012                               4,120,000         2,412,713
                                       Waxahachie, TX, Independent School
                                         District, General Obligation, Zero
                                         Coupon, 08/15/2013                               2,060,000         1,135,719
                                       ----------------------------------------------------------------------------------
                                                                                                          177,395,598
-------------------------------------------------------------------------------------------------------------------------

    UTAH                               Utah State Housing Financial Agency,
                                         Revenue, Series D, 8.625%, 01/01/2019               15,000            15,199
                                       West Valley City, UT, Excise Tax Revenue,
                                         10.625%, 07/01/2004 (c)***                         555,000           623,049
                                       ----------------------------------------------------------------------------------
                                                                                                              638,248
-------------------------------------------------------------------------------------------------------------------------

    VIRGINIA                           Fairfax County, VA, Economic Development
                                         Authority Revenue, Retirement Community,
                                         Series A, 7.500%, 10/01/2029                     7,100,000         7,408,626
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    VIRGIN ISLANDS                     Virgin Islands Public Financial Authority
                                         Revenue, Series 1992 A, Prerefunded
                                         10/01/2002, 7.250%, 10/01/2018 (b)               3,000,000         3,236,400
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    WASHINGTON                         King County, WA, General Obligation, Series
                                         B, 6.625%, 12/01/2015                            9,845,000        11,335,435
                                       Spokane County, WA, School District,
                                         General Obligation, Series B, Zero
                                         Coupon, 12/01/2014 (c)                           2,500,000         1,276,200
                                       Washington State Public Power Supply,
                                         Series C, 5.375%, 07/01/2015                     5,410,000         5,520,635
                                       ----------------------------------------------------------------------------------
                                                                                                           18,132,270
-------------------------------------------------------------------------------------------------------------------------

    WEST VIRGINIA                      West Virginia State General Obligation,
                                         11/01/2024 (c)                                   5,000,000         1,429,400
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    WISCONSIN                          Milwaukee, Wisconsin General Obligation,
                                         Series A, 12/01/2011 (c)                         5,915,000         3,622,050
                                       Wisconsin State Health and Educational
                                         Facilities Authority, Aurora Health Care
                                         Inc., Series 1999 A, 5.600%, 02/15/2029         17,800,000        15,327,580
                                       Wisconsin State Health & Educational
                                         Facilities, Aurora Health Care Inc.,
                                         Series 1999 B, 5.625%, 02/15/2029                7,225,000         6,248,975
                                       ----------------------------------------------------------------------------------
                                                                                                           25,198,605

    The accompanying notes are an integral part of the financial statements.  33

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------

    WYOMING                            Wyoming Community Development Authority,
                                         Revenue, Single Family Mortgage, Series
                                         B, 8.125%, 06/01/2021                       $      200,000    $      203,082
                                       Wyoming Community Development Authority
                                         Housing, Revenue, Series 2, 6.350%,
                                         06/01/2029                                       3,605,000         3,787,701
                                       ----------------------------------------------------------------------------------
                                                                                                            3,990,783
                                       ----------------------------------------------------------------------------------
                                       TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                                         (Cost $2,407,306,937)                                          2,589,387,762
                                       ----------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO
                                         (Cost $2,411,606,937) (a)                                     $2,593,687,762
                                       ----------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal tax purposes was $2,411,810,086. At March 31, 2001, net unrealized appreciation for all securities based on tax cost was $181,877,676. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $191,383,479 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $9,505,803.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal; and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c)  Bond is insured by one of these companies: AMBAC, FGIC, or MBIA.

   * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

  ** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of March 31, 2001.

 *** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated

 34 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

KEMPER INTERMEDIATE MUNICIPAL BOND FUND
Portfolio of Investments at March 31, 2001 (Unaudited)

    LONG-TERM MUNICIPAL INVESTMENTS--100%                                             PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------

    ALASKA                             Alaska Student Loan Corp., Revenue, Series A,
                                         5.550%, 07/01/2010 (c)                          $  200,000      $   208,662
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ARIZONA                            Arizona State University, Revenue, Series A,
                                         6.500%, 07/01/2001                                  85,000           85,709
                                       Coconino County, AZ, Industrial Development
                                         Authority, Health Care Institution Revenue,
                                         Guidance Center Income Project, Prerefunded
                                         06/01/2001, 9.250%, 06/01/2011 (b)                 265,000          272,341
                                       Phoenix, AZ, Civic Improvement Corporation,
                                         Revenue, 6.375%, 07/01/2005                        495,000          545,505
                                       ---------------------------------------------------------------------------------
                                                                                                             903,555
------------------------------------------------------------------------------------------------------------------------

    ARKANSAS                           North Little Rock, AR, Electrical Revenue,
                                         Series A, 6.000%, 07/01/2001 (c)                    20,000           20,144
                                       North Little Rock, AR, Electrical Revenue,
                                         Series A, 6.150%, 07/01/2003 (c)                   275,000          291,231
                                       ---------------------------------------------------------------------------------
                                                                                                             311,375
------------------------------------------------------------------------------------------------------------------------

    CALIFORNIA                         California Central Valley Financing
                                         Authority, Revenue, Carson Project, 6.000%,
                                         07/01/2009                                         250,000          260,615
                                       Sacramento, CA, Cogeneration Revenue, Procter
                                         & Gamble Project, 7.000%, 07/01/2004               200,000          215,550
                                       San Joaquin Hills, CA, Revenue, Capital
                                         Appreciation, Series A, Zero Coupon,
                                         01/15/2012 (c)                                     825,000          501,567
                                       ---------------------------------------------------------------------------------
                                                                                                             977,732
------------------------------------------------------------------------------------------------------------------------

    COLORADO                           Arapahoe County, CO, Capital Improvements,
                                         Revenue, Series E, Prerefunded 08/31/2005,
                                         6.900%, 08/31/2015 (b)                             300,000          347,325
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DISTRICT OF COLUMBIA               District of Columbia, General Obligation,
                                         Series B, 5.500%, 06/01/2010                     1,000,000        1,090,465
                                       District of Columbia, Redevelopment Land
                                         Agency, Revenue, 5.625%, 11/01/2010                105,000          106,001
                                       ---------------------------------------------------------------------------------
                                                                                                           1,196,466
------------------------------------------------------------------------------------------------------------------------

    FLORIDA                            Orlando, FL, Special Assessment Revenue,
                                         Conroy Road Interchange Project, Series B,
                                         5.250%, 05/01/2005                                 175,000          170,543
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ILLINOIS                           McHenry & Lake Counties, IL, Certificate of
                                         Participation, 6.125%, 12/01/2003 (c)               85,000           90,624
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    INDIANA                            Johnson County, IN, Hospital Association,
                                         Revenue, 6.500%, 07/01/2002 (c)                    300,000          311,535
                                       Purdue University, Indiana University
                                         Revenue, Student Fee Service, Prerefunded
                                         01/01/2005, 6.700%, 07/01/2015 (b)                 250,000          283,093
                                       ---------------------------------------------------------------------------------
                                                                                                             594,628

    The accompanying notes are an integral part of the financial statements.  35

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------

    KENTUCKY                           Lexington, KY, Fayette Urban County, Revenue,
                                         University of Kentucky Alumni Association
                                         Income Project, Prerefunded 11/01/2004,
                                         6.500%, 11/01/2009 (b)(c)                       $  300,000      $   335,424
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MAINE                              Maine Health & Higher Educational Facilities,
                                         Revenue, Series B, 6.300%, 07/01/2004*             135,000          146,538
                                       Maine Health & Higher Educational Facilities,
                                         Revenue, Series B, 6.300%, 07/01/2004               25,000           27,121
                                       Maine Health & Higher Educational Facilities,
                                         Revenue, Series B, Prerefunded 07/01/2004,
                                         6.500%, 07/01/2006 (b)                             100,000          110,878
                                       ---------------------------------------------------------------------------------
                                                                                                             284,537
------------------------------------------------------------------------------------------------------------------------

    MASSACHUSETTS                      Massachusetts Bay Transportation Authority,
                                         Revenue, 6.500%, 03/01/2004                          5,000            5,400
                                       Massachusetts General Obligation, 5.750%,
                                         10/01/2015                                         250,000          272,433
                                       Massachusetts State Water Pollution, Revenue,
                                         Series A, 6.200%, 02/01/2010                        45,000           48,136
                                       State of Massachusetts, General Obligation,
                                         Series D, Prerefunded 07/01/2001, 7.000%,
                                         07/01/2007 (b)                                     275,000          283,105
                                       ---------------------------------------------------------------------------------
                                                                                                             609,074
------------------------------------------------------------------------------------------------------------------------

    MICHIGAN                           Chippewa Valley, MI, School District, General
                                         Obligation, 7.000%, 05/01/2001 (c)                 350,000          351,124
                                       Detroit, MI, General Obligation, Series A,
                                         Prerefunded 04/01/2005, 6.700%, 04/01/2010
                                         (b)                                                300,000          336,801
                                       Grand Rapids, MI, Downtown Development
                                         Revenue, Tax Allocation, 6.200%, 06/01/2004
                                         (c)                                                175,000          188,368
                                       Michigan Higher Educational Student Loan,
                                         Revenue, 5.400%, 06/01/2006 (c)                    250,000          262,563
                                       Michigan State Building Authority, Revenue,
                                         Series I, 6.500%, 10/01/2004                       160,000          175,226
                                       Michigan State Hospital Financial Authority,
                                         Revenue, Gratiot Community Hospital,
                                         6.100%, 10/01/2007                                 350,000          352,685
                                       ---------------------------------------------------------------------------------
                                                                                                           1,666,767
------------------------------------------------------------------------------------------------------------------------

    MISSOURI                           Missouri State Health & Educational
                                         Facilities, Revenue, Lake Of The Ozarks
                                         General Hospital, 6.000%, 02/15/2006               300,000          302,580
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEBRASKA                           Nebraska Public Power District Revenue,
                                         Nuclear Facility, 5.700%, 01/01/2004                50,000           52,232
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEVADA                             Nevada State, General Obligation, Series A,
                                         5.900%, 05/01/2001                                 250,000          250,588
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW HAMPSHIRE                      New Hampshire Higher Educational & Health
                                         Facilities, Revenue, Havenwood Heritage
                                         Heights, 7.100%, 01/01/2006                        165,000          167,124
                                       ---------------------------------------------------------------------------------

 36 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------

    NEW JERSEY                         New Jersey State Transit Corporation
                                         Certificates, 6.000%, 09/15/2015 (c)            $  500,000      $   555,415
                                       New Jersey Transportation Trust Fund,
                                         Revenue, Series B, 6.500%, 06/15/2011 (c)          225,000          266,456
                                       ---------------------------------------------------------------------------------
                                                                                                             821,871
------------------------------------------------------------------------------------------------------------------------

    NEW YORK                           New York & New Jersey, Port Authority Special
                                         Obligation, Revenue, Special Project, JFK
                                         Terminal 6, 6.250%, 12/01/2008 (c)                 500,000          571,335
                                       New York City, NY, General Obligation, Series
                                         D, 5.750%, 08/01/2003                              110,000          115,689
                                       New York City, NY, Industrial Development
                                         Agency, Civil Facilities Revenue, USTA
                                         National Tennis Center, 6.100%, 11/15/2004         200,000          217,018
                                       Niagara Falls, NY, Water Treatment Plant,
                                         General Obligation, 6.400%, 11/01/2004 (c)         100,000          109,039
                                       ---------------------------------------------------------------------------------
                                                                                                           1,013,081
------------------------------------------------------------------------------------------------------------------------

    OHIO                               Athens County, OH, Economic Development,
                                         Revenue, Ohio Athens Inc. Project, 6.250%,
                                         11/01/2011                                         220,000          215,002
                                       Lucas County, OH, Health Facilities Revenue,
                                         Ohio Presbyterian, Series A, 6.100%,
                                         07/01/2006                                         300,000          301,206
                                       Marion County, OH, Health Care Facilities,
                                         Revenue, Church Homes Project, 6.300%,
                                         11/15/2015                                         250,000          228,145
                                       Ohio Building Authority, Adult Correctional
                                         Building Fund Revenue, Series A, 6.125%,
                                         10/01/2010                                         400,000          431,684
                                       Ohio Higher Educational Facilities Revenue,
                                         University of Findlay Project, 5.750%,
                                         09/01/2007                                         375,000          390,578
                                       Ohio Water Development Authority Revenue,
                                         Pure Water Improvement Project, 5.750%,
                                         12/01/2003 (c)                                       5,000            5,283
                                       ---------------------------------------------------------------------------------
                                                                                                           1,571,898
------------------------------------------------------------------------------------------------------------------------

    OKLAHOMA                           Muskogee County, OK, General Obligation,
                                         6.000%, 05/01/2001                                  10,000           10,022
                                       Oklahoma Valley View Hospital Authority,
                                         Revenue, 5.750%, 08/15/2006                        275,000          273,127
                                       Woodward, OK, Municipal Authority, Hospital
                                         Revenue, 5.600%, 11/01/2004                        270,000          267,297
                                       ---------------------------------------------------------------------------------
                                                                                                             550,446
------------------------------------------------------------------------------------------------------------------------

    PENNSYLVANIA                      Allegheny County, PA, Hospital Development
                                         Authority, Magee-Womens Hospital, Revenue,
                                         6.250%, 10/01/2008 (c)                             300,000          317,580
                                       Hazelton, PA, Health Service Authority
                                         Hospital, Revenue, Hazelton-St Joseph
                                         Medical Center, 5.850%, 07/01/2006                 220,000          221,388
                                       Pennsylvania Higher Educational Facilities,
                                         College & University Revenue, Ursinus
                                         College, 5.500%, 01/01/2007                        265,000          278,761
                                       Pennsylvania Intergovernmental Cooperative
                                         Authority, City of Philadelphia Funding
                                         Program, Special Tax, 6.000%, 06/15/2002
                                         (c)*                                               285,000          290,851

    The accompanying notes are an integral part of the financial statements.  37

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Philadelphia, PA, Gas Works Revenue, Series
                                         13, Prerefunded 06/15/2001, 7.700%,
                                         06/15/2021 (b)                                  $  120,000      $   123,506
                                       Philadelphia, PA, School District, General
                                         Obligation, Series C, 5.750%, 03/01/2011
                                         (c)                                                500,000          555,375
                                       State of Pennsylvania, First Series, 6.000%,
                                         01/15/2013                                         500,000          561,375
                                       ---------------------------------------------------------------------------------
                                                                                                           2,348,836
------------------------------------------------------------------------------------------------------------------------

    PUERTO RICO                        Puerto Rico Housing Bank & Financial Agency
                                         Revenue, 5.900%, 04/01/2010                        155,000          165,509
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SOUTH CAROLINA                     York County, SC, School District Number 4,
                                         General Obligation, 7.000%, 03/01/2004 (c)         460,000          503,424
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TEXAS                              Houston, TX, Higher Education Finance
                                         Corporation, Revenue, University of Saint
                                         Thomas Project, 7.250%, 12/01/2007                 100,000          105,129
                                       Travis County, TX, Health Facilities
                                         Development Corp., Ascension Health Credit,
                                         Revenue, Series A, 5.750%, 11/15/2010 (c)        1,000,000        1,103,980
                                       Waxahachie, TX, Independent School District,
                                         General Obligation, Zero Coupon, 08/15/2009        400,000          276,000
                                       ---------------------------------------------------------------------------------
                                                                                                           1,485,109
------------------------------------------------------------------------------------------------------------------------

    VIRGINIA                           Arlington County, VA, Industrial Development
                                         Authority Revenue, Arlington Hospital,
                                         Series A, Prerefunded 09/01/2001, 7.125%,
                                         09/01/2021 (b)                                      90,000           93,253
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    WASHINGTON                         Douglas County, Washington, School District
                                         No. 206, Eastmont, 5.750%, 12/01/2013              500,000          552,025
                                       Tacoma, WA, Electric System Revenue, 5.800%,
                                         01/01/2004 (c)                                      70,000           73,912
                                       Washington Public Power Supply System,
                                         Revenue Refunding, Nuclear Project #2,
                                         Series A, 6.300%, 07/01/2012                     1,000,000        1,151,080
                                       Washington State, General Obligation, Series
                                         A, 5.625%, 07/01/2013                              200,000          217,096
                                       ---------------------------------------------------------------------------------
                                                                                                           1,994,113
                                       ---------------------------------------------------------------------------------
                                       TOTAL LONG-TERM MUNICIPAL INVESTMENTS--100.0%
                                       (Cost $18,049,929) (a)                                            $19,016,776
                                       ---------------------------------------------------------------------------------

 38 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $18,049,929. At March 31, 2001, the net unrealized appreciation for all securities based on tax cost was $966,847. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $996,469 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $29,622.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, FGIC, or MBIA.

 * ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.  39

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
As of March 31, 2001 (Unaudited)

                                                                  MUNICIPAL        INTERMEDIATE
                                                                     FUND         MUNICIPAL FUND
ASSETS
------------------------------------------------------------------------------------------------
Investments in securities, at value, (cost $2,411,606,937
and $18,049,929)                                                $2,593,687,762      19,016,776
------------------------------------------------------------------------------------------------
Cash                                                                   244,137         273,510
------------------------------------------------------------------------------------------------
Receivable for investments sold                                     31,308,887              --
------------------------------------------------------------------------------------------------
Interest receivable                                                 36,701,305         303,954
------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                        510,620          30,796
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     2,662,452,711      19,625,036
------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------
Dividends payable                                                    1,060,520           7,839
------------------------------------------------------------------------------------------------
Payable for investments purchased                                   66,419,718              --
------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                       833,789         350,546
------------------------------------------------------------------------------------------------
Accrued management fee                                                 500,836           9,416
------------------------------------------------------------------------------------------------
Accrued reorganization fees                                            266,704           6,207
------------------------------------------------------------------------------------------------
Accrued Trustee fees and expenses                                       49,484           3,541
------------------------------------------------------------------------------------------------
Other accrued expenses and payables                                    314,687          33,639
------------------------------------------------------------------------------------------------
Total liabilities                                                   69,445,738         411,188
------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,593,006,973      19,213,848
------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $      590,283           9,471
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments          182,080,825         966,847
------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (77,350,515)       (388,702)
------------------------------------------------------------------------------------------------
Paid-in-capital                                                  2,487,686,380      18,626,232
------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,593,006,973      19,213,848
------------------------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE
------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net assets applicable to shares outstanding                   $2,521,538,788      13,589,706
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized                            251,074,600       1,328,649
------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share (Net
  assets/shares outstanding)                                            $10.04           10.23
------------------------------------------------------------------------------------------------
  Maximum offering price per share (100/95.5 of $10.04 and
  100/97.25 of $10.23, respectively) (Net assets/shares
  outstanding)                                                          $10.51           10.52
------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                   $   62,369,055       4,706,902
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized                              6,227,357         460,279
------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share
  (subject to contingent deferred sales charge) per share
  (Net assets/shares outstanding)                                       $10.02           10.23
------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                   $    9,099,130         917,240
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized                                904,636          89,629
------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share
  (subject to contingent deferred sales charge) per share
  (Net assets/shares outstanding)                                       $10.06           10.23
------------------------------------------------------------------------------------------------

 40 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Six months ended March 31, 2001 (Unaudited)

                                                                 MUNICIPAL       INTERMEDIATE
                                                                    FUND        MUNICIPAL FUND
INVESTMENT INCOME
----------------------------------------------------------------------------------------------
Interest                                                        $ 73,361,204       $553,841
----------------------------------------------------------------------------------------------
Expenses:
Management fee                                                     5,327,600         56,027
----------------------------------------------------------------------------------------------
Services to shareholders                                             916,737          4,855
----------------------------------------------------------------------------------------------
Custodian fees                                                        32,896            495
----------------------------------------------------------------------------------------------
Distribution services fees                                           260,158         21,781
----------------------------------------------------------------------------------------------
Administrative services fees                                       2,433,824         24,739
----------------------------------------------------------------------------------------------
Auditing                                                              16,309            438
----------------------------------------------------------------------------------------------
Legal                                                                 32,218            159
----------------------------------------------------------------------------------------------
Trustees' fees and expenses                                           12,972          1,056
----------------------------------------------------------------------------------------------
Reports to shareholders                                              106,289          3,375
----------------------------------------------------------------------------------------------
Registration fees                                                     23,704         19,129
----------------------------------------------------------------------------------------------
Reorganization                                                       308,913          6,670
----------------------------------------------------------------------------------------------
Other                                                                 45,212            533
----------------------------------------------------------------------------------------------
Total expenses, before expense reductions                          9,516,832        139,257
----------------------------------------------------------------------------------------------
Expense reductions                                                  (366,770)        (5,554)
----------------------------------------------------------------------------------------------
Total expenses, after expense reductions                           9,150,062        133,703
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      64,211,142        420,138
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------------------------
Net realized gain (loss) from investments                         12,193,406         10,310
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                    96,122,574        519,327
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                       108,315,980        529,637
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $172,527,122       $949,775
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  41

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                  MUNICIPAL FUND                    INTERMEDIATE MUNICIPAL FUND
                                        -----------------------------------      ---------------------------------
                                          SIX MONTHS                               SIX MONTHS
                                            ENDED             YEAR ENDED             ENDED            YEAR ENDED
                                        MARCH 31, 2001       SEPTEMBER 30,       MARCH 31, 2001      SEPTEMBER 30,
                                         (UNAUDITED)             2000             (UNAUDITED)            2000
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)            $  64,211,142           137,205,620           420,138             954,170
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                               12,193,406           (45,083,371)           10,310            (136,875)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investment
transactions during the period             96,122,574            48,363,251           519,327               9,643
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                 172,527,122           140,485,500           949,775             826,938
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
Class A                                   (62,507,409)         (133,407,238)         (312,159)           (704,364)
------------------------------------------------------------------------------------------------------------------
Class B                                    (1,292,456)           (3,045,448)          (81,403)           (192,339)
------------------------------------------------------------------------------------------------------------------
Class C                                      (175,901)             (398,270)          (20,645)            (55,179)
------------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                 324,662,633           630,239,522         5,944,313          10,322,794
------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions              40,448,985            84,904,936           269,490             620,214
------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                  (398,809,796)       (1,012,828,207)       (8,106,773)        (15,709,817)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from Fund share transactions              (33,698,178)         (297,683,749)       (1,892,970)         (4,766,809)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets          74,853,178          (294,049,205)       (1,357,402)         (4,891,753)
------------------------------------------------------------------------------------------------------------------
Net assets at beginning of period       2,518,153,795         2,812,203,000        20,571,250          25,463,003
------------------------------------------------------------------------------------------------------------------
Net assets at end of period             $2,593,006,973        2,518,153,795        19,213,848          20,571,250
------------------------------------------------------------------------------------------------------------------
Including undistributed net investment
income                                  $     590,283               354,907             9,471               3,540
------------------------------------------------------------------------------------------------------------------

 42 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                       CLASS A
                                              ----------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED                 YEAR ENDED SEPTEMBER 30,
                                              MARCH 31, 2001   -----------------------------------------
MUNICIPAL FUND                                 (UNAUDITED)     2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $9.63         9.60   10.61   10.46   10.18   10.15
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (c)                    .25          .50     .48     .52     .54     .55
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                             .41          .03    (.76)    .37     .36     .06
--------------------------------------------------------------------------------------------------------
Total from investment operations                    .66          .53    (.28)    .89     .90     .61
--------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.25)        (.50)   (.48)   (.52)   (.54)   (.55)
--------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        --           --    (.25)   (.22)   (.08)   (.03)
--------------------------------------------------------------------------------------------------------
Total distributions                                (.25)        (.50)   (.73)   (.74)   (.62)   (.58)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.04         9.63    9.60   10.61   10.46   10.18
--------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                              6.89**       5.70   (2.75)   8.84    9.15    6.00
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)         2,522        2,449   2,728   3,132   3,149   3,274
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions %       .63(d)*      .71     .69     .68     .68     .66
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions %        .62(d)*      .70     .69     .68     .68     .66
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) %            5.10*        5.27    4.86    4.97    5.29    5.35
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate %                            33*          44      70      65      77      97
--------------------------------------------------------------------------------------------------------

                                                                       CLASS B
                                              ----------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                  YEAR ENDED SEPTEMBER 30,
                                             MARCH 31, 2001    -----------------------------------------
MUNICIPAL FUND                                 (UNAUDITED)     2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $9.60         9.58   10.58   10.44   10.15   10.13
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (c)                    .21          .42     .40     .43     .45     .46
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                             .42          .02    (.75)    .36     .37     .05
--------------------------------------------------------------------------------------------------------
Total from investment operations                    .63          .44    (.35)    .79     .82     .51
--------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.21)        (.42)   (.40)   (.43)   (.45)   (.46)
--------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        --           --    (.25)   (.22)   (.08)   (.03)
--------------------------------------------------------------------------------------------------------
Total distributions                                (.21)        (.42)   (.65)   (.65)   (.53)   (.49)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.02         9.60    9.58   10.58   10.44   10.15
--------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                              6.51**       4.74   (3.48)   7.84    8.32    4.97
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)            62           61      75      78      61      43
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions %      1.45(d)*     1.53    1.53    1.52    1.55    1.54
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions %       1.42(d)*     1.52    1.53    1.52    1.55    1.54
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) %            4.30*        4.45    4.02    4.13    4.42    4.47
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate %                            33*          44      70      65      77      97
--------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       CLASS C
                                              ----------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                  YEAR ENDED SEPTEMBER 30,
                                             MARCH 31, 2001    -----------------------------------------
MUNICIPAL FUND                                (UNAUDITED)      2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $9.64        9.62   10.62   10.47   10.18   10.16
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (c)                     .21         .43     .40     .43     .46     .46
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              .42         .01    (.75)    .37     .37     .05
--------------------------------------------------------------------------------------------------------
Total from investment operations                     .63         .44    (.35)    .80     .83     .51
--------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               (.21)       (.42)   (.40)   (.43)   (.46)   (.46)
--------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         --          --    (.25)   (.22)   (.08)   (.03)
--------------------------------------------------------------------------------------------------------
Total distributions                                 (.21)       (.42)   (.65)   (.65)   (.54)   (.49)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.06        9.64    9.62   10.62   10.47   10.18
--------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                               6.56**      4.74   (3.47)   7.93    8.34    4.99
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)              9           8       9      10       5       4
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expenses reductions
%                                                   1.46(d)*    1.54    1.54    1.52    1.53    1.51
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expenses reductions %       1.43(d)*    1.53    1.54    1.52    1.53    1.51
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) %             4.29*       4.44    4.01    4.13    4.44    4.50
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate %                             33*         44      70      65      77      97
--------------------------------------------------------------------------------------------------------

(a) Total return does not reflect the effect of any sales charges.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Based on monthly average shares outstanding during period.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were .62%, 1.42%, and 1.43% for Class A, B, and C, respectively and after expense reductions were .61%, 1.42%, and 1.42% for Class A, B, and C respectively.

 *  Annualized.

**  Not annualized.

FINANCIAL HIGHLIGHTS

                                                                            CLASS A
                                                ---------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                   YEAR ENDED SEPTEMBER 30,
                                                MARCH 31, 2001   ----------------------------------------------
INTERMEDIATE MUNICIPAL FUND                      (UNAUDITED)      2000     1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $9.97        10.00    10.53    10.31    10.06    10.18
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (c)                       .22          .43      .42      .45      .46      .46
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                .26         (.02)    (.50)     .29      .29     (.04)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                       .48          .41     (.08)     .74      .75      .42
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 (.22)        (.44)    (.42)    (.45)    (.46)    (.46)
---------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions           --           --     (.03)    (.07)    (.04)    (.08)
---------------------------------------------------------------------------------------------------------------
Total distributions                                   (.22)        (.44)    (.45)    (.52)    (.50)    (.54)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.23         9.97    10.00    10.53    10.31    10.06
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                                 4.72**       4.19     (.79)    7.34     7.62     4.15
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)          13,590       14,564   17,774   19,140   16,591   16,869
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions %         1.10(d)*     1.10      .96      .96      .96     1.04
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions %          1.08(d)*     1.01      .96      .96      .96      .92
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) %               4.33*        4.41     4.15     4.35     4.55     4.45
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate %                               15*          17       30       14       80       80
---------------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                                ---------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                   YEAR ENDED SEPTEMBER 30,
                                                MARCH 31, 2001   ----------------------------------------------
INTERMEDIATE MUNICIPAL FUND                      (UNAUDITED)      2000     1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $9.97         10.00    10.52    10.31    10.06    10.18
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (c)                      .18           .36      .34      .37      .38      .38
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               .26          (.03)    (.49)     .28      .29     (.04)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                      .44           .33     (.15)     .65      .67      .34
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.18)         (.36)    (.34)    (.37)    (.38)    (.38)
---------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions          --            --     (.03)    (.07)    (.04)    (.08)
---------------------------------------------------------------------------------------------------------------
Total distributions                                  (.18)         (.36)    (.37)    (.44)    (.42)    (.46)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.23          9.97    10.00    10.52    10.31    10.06
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                                4.32**        3.38    (1.48)    6.38     6.78     3.34
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)          4,707         4,856    5,328    5,245    4,571    4,333
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions %        1.89(d)*      1.87     1.76     1.76     1.76     1.83
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions %         1.84(d)*      1.79     1.76     1.76     1.76     1.71
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) %              3.58*         3.64     3.35     3.55     3.75     3.66
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate %                              15*           17       30       14       80       80
---------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                        CLASS C
                                              -----------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                 YEAR ENDED SEPTEMBER 30,
                                              MARCH 31, 2001   ------------------------------------------
INTERMEDIATE MUNICIPAL FUND                    (UNAUDITED)      2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 9.97        10.00   10.53   10.31   10.06   10.19
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (c)                     .19          .36     .34     .37     .39     .38
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              .25         (.03)   (.50)    .29     .29    (.05)
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .44          .33    (.16)    .66     .68     .33
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               (.18)        (.36)   (.34)   (.37)   (.39)   (.38)
---------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         --           --    (.03)   (.07)   (.04)   (.08)
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.18)        (.36)   (.37)   (.44)   (.43)   (.46)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.23         9.97   10.00   10.53   10.31   10.06
---------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)(B)                               4.29**       3.41   (1.56)   6.55    6.77    3.26
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)           917        1,151   2,361     788     727     699
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions %       2.00(d)*     1.88    1.72    1.73    1.73    1.77
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions %        1.88(d)*     1.77    1.72    1.73    1.73    1.65
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) %             3.54*        3.64    3.39    3.58    3.78    3.72
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate %                             15*          17      30      14      80      80
---------------------------------------------------------------------------------------------------------

(a) Total return does not reflect the effect of any sales charges.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Based on monthly average shares outstanding during the period.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 1.08%, 1.84% and 1.89% for Class A, B, and C, respectively and after expense reductions were 1.07%, 1.84% and 1.88% for Class A, B and C respectively.

 *  Annualized.

**  Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT             Kemper Municipal Bond Fund ("Municipal Fund") and
     ACCOUNTING POLICIES     Kemper Intermediate Municipal Bond Fund
                             ("Intermediate Municipal Fund"), collectively the
                             Funds are a diversified series of Kemper National
                             Tax-Free Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Funds offer multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 2001) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class specific arrangements.

                             Each Fund's financial statements are prepared in accordance with generally accepted accounting principles in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FEDERAL INCOME TAXES. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

NOTES TO FINANCIAL STATEMENTS

                             At September 30, 2000, the Municipal Fund and the Intermediate Municipal Fund had a net tax basis capital loss carryforward of approximately $50,000,000 and $307,000, respectively, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($50,000,000) for
                             Municipal Fund and September 30, 2007 ($22,000) and September 30, 2008 ($285,000) for Intermediate Municipal Fund, the respective expiration dates or whichever occurs first. In addition, from November 1, 1999 through September 30, 2000, the Municipal Fund and the Intermediate Municipal Fund incurred approximately $31,000,000 and $53,000, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted and amortized for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASE & SALES        For the six months ended March 31, 2001, investment
     OF SECURITIES           transactions (excluding short-term instruments) are
                             as follows:

                                                                                                   INTERMEDIATE
                                                                           MUNICIPAL FUND         MUNICIPAL FUND
                                                                           --------------         --------------
                                       Purchases                            $419,305,340            $1,528,743
                                       Proceeds from sales                   422,976,608             3,088,894

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. Each Fund has a management
     AFFILIATES              agreement with Zurich Scudder Investments, Inc.
                             ("ZSI" or the "Advisor"), formerly Scudder Kemper
                             Investments, Inc. The Municipal Fund pays a monthly investment management fee of 1/12 of the annual rate of .45% of the first $250 million of average daily net assets declining to .32% of average daily net assets in excess of $12.5 billion. The
                             Municipal Fund incurred a management fee of $5,327,600 for the six months ended March 31, 2001.
                             This was equivalent to an annualized effective rate of .42% of the Fund's daily net assets.

                             The Intermediate Municipal Fund pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Intermediate Municipal Fund incurred a management fee of $56,027 for

NOTES TO FINANCIAL STATEMENTS

                             the six months ended March 31, 2001. This was equivalent to an annualized effective rate of .55% of the Fund's daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Trust has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended March 31, 2001 are as follows:

                                                                                                   COMMISSIONS
                                                                                                 RETAINED BY SDI
                                                                                                 ---------------
                             Municipal Fund                                                          $81,799
                             Intermediate Municipal Fund                                                 599

                             For services under the distribution services agreement, each Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended March 31, 2001 are as follows:

                                                                                    DISTRIBUTION
                                                                                    FEES AND CDSC
                                                                                   RETAINED BY SDI   UNPAID FEES
                                                                                   ---------------   -----------
                             Municipal Fund                                           $310,586         $23,674
                             Intermediate Municipal Fund                                23,104           3,710

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with SDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by SDI for the six months ended March 31, 2001 are as follows:

                                                                  ASF PAID BY THE                   ASF PAID BY
                                                                    FUND TO SDI     UNPAID ASF   SDI TO AFFILIATES
                                                                  ---------------   ----------   -----------------
                             Municipal Fund                         $2,433,824        $   --          $4,950
                             Intermediate Municipal
                             Fund                                       24,739         4,158              --

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, is the shareholder service agent of the Trust. Under the agreement, for the six months ended March 31, 2001, SISC received fees as follows:

                                                                                       SHAREHOLDER
                                                                                        SERVICES     UNPAID FEES
                                                                                       -----------   -----------
                             Municipal Fund                                             $652,887      $231,781
                             Intermediate Municipal Fund                                   5,520            --

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of ZSI. During the six months ended March 31, 2001, the Trust made no payments to is officers and incurred trustees' fees of $14,028 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE           The following tables summarizes the activity in
     TRANSACTIONS            capital shares of the Funds:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     MARCH 31, 2000                SEPTEMBER 30, 2000
                                       MUNICIPAL              ----------------------------    ----------------------------
                                       FUND                     SHARES          AMOUNT          SHARES          AMOUNT
                                       SHARES SOLD
                                       -----------------------------------------------------------------------------------
                                        Class A                31,724,409    $ 313,810,868     59,507,416    $ 561,469,740
                                       -----------------------------------------------------------------------------------
                                        Class B                   609,757        6,034,934      1,334,857       12,651,826
                                       -----------------------------------------------------------------------------------
                                        Class C                   268,743        2,671,978      5,471,205       51,378,041
                                       -----------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDEND:
                                       -----------------------------------------------------------------------------------
                                        Class A                 4,004,922       39,594,644      8,740,971       82,872,241
                                       -----------------------------------------------------------------------------------
                                        Class B                    74,748          736,909        187,093        1,767,521
                                       -----------------------------------------------------------------------------------
                                        Class C                    11,856          117,432         27,951          265,174
                                       -----------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -----------------------------------------------------------------------------------
                                        Class A               (39,236,324)    (388,544,269)   (98,444,223)    (931,925,268)
                                       -----------------------------------------------------------------------------------
                                        Class B                  (641,949)      (6,351,116)    (2,401,385)     (22,692,303)
                                       -----------------------------------------------------------------------------------
                                        Class C                  (177,443)      (1,769,558)    (5,672,865)     (53,470,721)
                                       -----------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       -----------------------------------------------------------------------------------
                                        Class A                   217,587        2,144,853        496,319        4,739,915
                                       -----------------------------------------------------------------------------------
                                        Class B                  (217,587)      (2,144,853)      (497,342)      (4,739,915)
                                       -----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARES TRANSACTIONS          $ (33,698,178)                  $(297,683,749)
                                       -----------------------------------------------------------------------------------

                                                                   SIX MONTHS ENDED                YEAR ENDED
                                                                    MARCH 31, 2001             SEPTEMBER 30, 2000
                                       INTERMEDIATE             -----------------------    --------------------------
                                       MUNICIPAL FUND            SHARES       AMOUNT         SHARES         AMOUNT
                                       SHARES SOLD
                                       ------------------------------------------------------------------------------
                                        Class A                  459,402    $ 4,632,562       867,564    $  8,591,263
                                       ------------------------------------------------------------------------------
                                        Class B                   16,404        167,004       130,055       1,284,987
                                       ------------------------------------------------------------------------------
                                        Class C                   74,074        747,821        44,018         433,854
                                       ------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDEND:
                                       ------------------------------------------------------------------------------
                                        Class A                   20,015        202,531        47,185         466,339
                                       ------------------------------------------------------------------------------
                                        Class B                    5,054         51,134        11,423         112,893
                                       ------------------------------------------------------------------------------
                                        Class C                    1,564         15,825         4,145          40,982
                                       ------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ------------------------------------------------------------------------------
                                        Class A                 (651,148)    (6,594,229)   (1,233,076)    (12,194,086)
                                       ------------------------------------------------------------------------------
                                        Class B                   (8,620)       (86,812)     (186,102)     (1,832,711)
                                       ------------------------------------------------------------------------------
                                        Class C                 (101,466)    (1,028,806)     (168,911)     (1,670,330)
                                       ------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       ------------------------------------------------------------------------------
                                        Class A                   39,659        396,926         1,288          12,690
                                       ------------------------------------------------------------------------------
                                        Class B                  (39,662)      (396,926)       (1,288)        (12,690)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARES TRANSACTIONS         $(1,892,970)                 $ (4,766,809)
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET         Each Fund has entered into arrangements with its
     ARRANGEMENTS            custodian and transfer agent whereby credits
                             realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, each Fund's custodian and transfer agent fees were reduced under these arrangements as follows:

                                                                                                TRANSFER
                                                                                     CUSTODY     AGENT
                                                                                     -------    --------
                             Municipal Fund                                          $18,842    $39,414
                             Intermediate Municipal Fund                                 365        318

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Funds and several affiliated funds (the "the
                             Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are changed an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants.
                             Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    PLAN OF                 ZSI has initiated a program to reorganize and
     REORGANIZATION          combine its two fund families, Scudder and Kemper,
                             in response to changing industry conditions and investor needs. The program proposes to streamline its management and operation of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds.

                             On November 29, 2000 the Trustees of the Municipal Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Scudder Managed Municipals Fund, pursuant to which Scudder Managed Municipals Fund would acquire all or substantially all of the assets and liabilities of the fund in exchange for shares of the Scudder Managed Municipals Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. Costs incurred in connection with this restructuring initiative are being borne jointly by the Advisor and certain affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. The Advisor has agreed to bear $308,514 of such costs. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 15, 2001.

                             As a result of the Reorganization, each shareholder of the Kemper Municipal Bond Fund will become a shareholder of the Scudder Managed Municipals Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder Managed Municipals Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the

NOTES TO FINANCIAL STATEMENTS

                             shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

                             On November 29, 2000 the Trustees of the
                             Intermediate Municipal Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Scudder Medium Term Tax Free Fund, pursuant to which Scudder Medium Term Tax Free Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Medium Term Tax Free Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. Costs incurred in connection with this restructuring initiative are being borne jointly by the Advisor and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. The Advisor has agreed to bear $4,871 of such costs. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 15, 2001.

                             As a result of the Reorganization, each shareholder of the Kemper Intermediate Municipal Bond Fund will become a shareholder of the Scudder Medium Term Tax Free Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder Medium Term Tax Free Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary

LEWIS A. BURNHAM                  PHILLIP J. COLLORA                CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Assistant Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Chairperson, Trustee              JOHN R. HEBBLE                    Assistant Treasurer
and Vice President                Treasurer

DONALD L. DUNAWAY                 ELEANOR R. BRENNAN
Trustee                           Vice President

ROBERT B. HOFFMAN                 PHILIP G. CONDON
Trustee                           Vice President

DONALD R. JONES                   ASHTON P. GOODFIELD
Trustee                           Vice President

SHIRLEY D. PETERSON               KATHRYN L. QUIRK
Trustee                           Vice President

WILLIAM P. SOMMERS                RICHARD L. VANDENBERG
Trustee                           Vice President

                                  LINDA J. WONDRACK
                                  Vice President

 ..............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ..............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 ..............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 ..............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 ..............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.scudder.com


[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Tax-Free Income Funds prospectus.
KNTIS - 3 (5/25/01) 112458